UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

NIGHTHAWK BIOSCIENCES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

627 Davis Drive, Suite 400

Morrisville, North Carolina 27560

July 28, 2022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of NightHawk Biosciences, Inc.:

We hereby notify you that the 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting” or “Annual Meeting”) of NightHawk Biosciences, Inc., a Delaware corporation (the “Company”), will be held on September 15, 2022 beginning at 10:00 a.m. Eastern Time, at the Company’s offices, 627 Davis Drive, Suite 400, Morrisville, North Carolina 27560, for the following purposes:

(1)	to elect the four (4) nominees for director named in the accompanying proxy statement to our Board of Directors (the “Board of Directors”) to hold office until our next annual meeting of stockholders and until their successors are duly elected and qualified;

(2)	to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for our fiscal year ending on December 31, 2022;

(3)	to approve an amendment to our 2018 Stock Incentive Plan to increase the number of shares of common stock that we will have authority to grant under the plan by an additional 5,000,000 shares of common stock;

(4)	to approve an amendment to the Company’s 2021 Subsidiaries Stock Incentive Plan (the “SSIP”) to increase the maximum number of shares of common stock available for awards by each participating subsidiary under the SSIP;

(5)	to approve the addition of Elusys Therapeutics, Inc. (“Elusys”) as a participating subsidiary in the SSIP;

(6)	to approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement; and

(7)	to transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

The matters listed in this notice of meeting are described in detail in the accompanying proxy statement. Our Board of Directors has fixed the close of business on July 20, 2022 as the record date for determining those stockholders who are entitled to notice of and to vote at the meeting or any adjournment or postponement of our 2022 Annual Meeting. The list of the stockholders of record as of the close of business on July 20, 2022 will be made available for inspection at the meeting and will be available for the ten days preceding the meeting at the Company’s offices located at 627 Davis Drive, Suite 400, Morrisville, North Carolina 27560.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 15, 2022

On or about August 5, 2022, we will begin mailing the proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2021.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SUBMIT A PROXY TO HAVE YOUR SHARES VOTED AS PROMPTLY AS POSSIBLE BY USING THE INTERNET OR THE DESIGNATED TOLL-FREE TELEPHONE NUMBER, OR BY SIGNING, DATING AND RETURNING BY MAIL THE PROXY CARD ENCLOSED WITH THE PROXY MATERIALS. IF YOU DO NOT RECEIVE THE PROXY MATERIALS IN PRINTED FORM AND WOULD LIKE TO SUBMIT A PROXY BY MAIL, YOU MAY REQUEST A PRINTED COPY OF THE PROXY MATERIALS AND SUCH MATERIALS WILL BE SENT TO YOU.

By order of the Board of Directors, Jeffrey Wolf Chairman, Chief Executive Officer and President

627 Davis Drive, Suite 400

Morrisville, North Carolina 27560

PROXY STATEMENT

For the Annual Meeting of Stockholders to be held on September 15, 2022

GENERAL INFORMATION

We are providing these proxy materials to holders of shares of common stock, $0.0002 par value per share, of NightHawk Biosciences, Inc., a Delaware corporation (referred to as “NightHawk,” the “Company,” “we,” or “us” and formerly known as Heat Biologics, Inc. ), in connection with the solicitation by the Board of Directors of NightHawk (the “Board of Directors”) of proxies to be voted at our 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting” or “Annual Meeting”) to be held on September 15, 2022, beginning at 10:00 a.m., Eastern Time at NightHawk’s offices located at 627 Davis Drive, Suite 400, Morrisville, North Carolina 27560, and at any adjournment or postponement of our 2022 Annual Meeting.

The purpose of the 2022 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting. The Board of Directors knows of no other business that will come before the 2022 Annual Meeting.

The Board of Directors is soliciting votes (1) FOR each of the four (4) nominees named herein for election to the Board of Directors; (2) FOR the ratification of the appointment of BDO USA, LLP (“BDO”) as our independent registered public accounting firm for our fiscal year ending on December 31, 2022; (3) FOR the approval of an amendment to our 2018 Stock Incentive Plan (the “2018 Plan”) to increase the number of shares of common stock that we will have authority to grant under the Plan by an additional 5,000,000 shares of common stock (the “Amendment”); (4) FOR the approval of an amendment to the Company’s 2021 Subsidiaries Stock Incentive Plan (the “SSIP”) to increase the maximum number of shares of common stock available for awards by each participating subsidiary under the SSIP (the “SSIP Amendment”); (5) FOR the approval the addition of Elusys Therapeutics, Inc. (“Elusys”) as a participating subsidiary in the SSIP; and (6) FOR the approval, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement.

ANNUAL MEETING ADMISSION

All stockholders as of the record date are welcome to attend the 2022 Annual Meeting. If you attend, please note that you will be asked to present government-issued identification (such as a driver’s license or passport) and evidence of your share ownership of our common stock on the record date. Such evidence of ownership can be your proxy card if you are a stockholder of record. If your shares are held beneficially in the name of a bank, broker or other holder of record and you plan to attend the 2022 Annual Meeting, you will be required to present proof of your ownership of our common stock on the record date, such as a bank or brokerage account statement or voting instruction card, to be admitted to the 2022 Annual Meeting.

No cameras, recording equipment or electronic devices will be permitted in the 2022 Annual Meeting.

Information on how to obtain directions to attend the 2022 Annual Meeting is available at: www.nighthawkbio.com.

On or about August 5, 2022, we will begin mailing the proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2021.

HOW TO VOTE

Stockholders of Record

If your shares are registered directly in your name with NightHawk’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the “stockholder of record” of those shares and the proxy statement is being sent directly to you by NightHawk. If you are a stockholder of record, you can vote your shares in one of two ways: either by proxy or in person at the 2022 Annual Meeting. If you choose to have your shares voted by proxy, you may submit a proxy by using the internet (please visit www.proxyvote.com and follow the instructions), by telephone, or by completing and returning by mail the proxy card you have received. Whichever method you use, each valid proxy received in time will be voted at the 2022 Annual Meeting in accordance with your instructions.

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Submit a Proxy by Mail

If you choose to submit a proxy by mail, simply mark, date and sign your proxy card and return it in the postage-paid envelope provided.

Submit a proxy by Internet or Telephone

If you choose to submit a proxy by internet, go to www.proxyvote.com to complete an electronic proxy card. Have your proxy card or voting instruction card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. If you submit a proxy by telephone call 1-800-690-6903 and follow the instructions. Your internet or telephonic voting instructions must be received by 11:59 p.m. Eastern Time on September 14, 2022 to be counted.

Beneficial Owners of Shares Held in Street Name

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name, and this proxy statement is being forwarded to you by your broker, bank or nominee, who is considered the stockholder of record of those shares. As a beneficial owner, you have the right to direct your broker, bank or nominee on how to vote the shares held in your account. However, since you are not a stockholder of record, you may not vote these shares in person at the 2022 Annual Meeting unless you bring with you a legal proxy from the stockholder of record. A legal proxy may be obtained from your broker, bank or nominee. If you do not wish to vote in person or you will not be attending the 2022 Annual Meeting, you may instruct your broker, bank or nominee to vote your shares pursuant to voting instructions you will receive from your broker, bank or nominee describing the available processes for voting your stock.

Voting at the Annual Meeting

Submitting a proxy by mail, internet or telephone will not limit your right to vote at the 2022 Annual Meeting if you decide to attend in person.

ADDITIONAL INFORMATION ABOUT VOTING

Q:	What information is contained in the proxy statement?

A:	The information included in this proxy statement relates to the proposals to be voted on at the 2022 Annual Meeting, the voting process, the compensation of our directors and executive officers, and other required information.

Q:	How do I get electronic access to the proxy materials?

A:	This proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2021 are available at www.nighthawkbio.com.

Q:	What items of business will be voted on at the 2022 Annual Meeting?

A:	The six (6) items of business scheduled to be voted on at the 2022 Annual Meeting are: (1) the election of the four (4) nominees named herein as directors; (2) the ratification of the appointment of BDO as our independent registered public accounting firm for our fiscal year ending on December 31, 2022; (3) the approval of the Amendment; (4) the approval of the SSIP Amendment; (5) to approve the addition of Elusys as a participating subsidiary in the SSIP; and (6) to approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement. We will also consider any other business that properly comes before the 2022 Annual Meeting.

Q:	How does the Board of Directors recommend that I vote?

A:	The Board of Directors recommends that you vote your shares (1) FOR each of the nominees named herein for election to the Board of Directors; (2) FOR the ratification of the appointment of BDO as our independent registered public accounting firm for our fiscal year ending on December 31, 2022; (3) FOR the approval of the Amendment; (4) FOR the approval of the SSIP Amendment; (5) FOR the approval of Elusys as a participating subsidiary in the SSIP; and (6) FOR the approval, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement.

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Q:	What shares can I vote?

A:	You may vote or cause to be voted all shares owned by you as of the close of business on July 20, 2022, the record date. These shares include: (1) shares held directly in your name as a stockholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q.	How may I vote?

A.	You may either vote FOR all four (4) of the nominees to the Board of Directors or you may WITHHOLD your vote for any nominee you specify. With respect to Proposals 2, 3, 4, 5 and 6, you may vote FOR, AGAINST, or ABSTAIN.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Record Holder. If your shares are registered directly in your name on the books of NightHawk maintained with NightHawk’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the “record holder” of those shares, and the proxy statement is sent directly to you by NightHawk. As the stockholder of record, you have the right to directly grant your voting proxy or to directly vote in person at the 2022 Annual Meeting.

Beneficial Owner of Shares Held in Street Name. If your shares are held, not in your name, but rather in an account at a stock brokerage firm, bank or other nominee, you are considered the “beneficial owner” of shares held in street name (also called a “street name” holder), and the proxy statement is forwarded to you by your broker, bank or other nominee. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares held in your account. However, since you are not a stockholder of record, you may not vote these shares in person at the 2022 Annual Meeting unless you bring with you a legal proxy from the stockholder of record. A legal proxy may be obtained from your broker, bank or nominee. If you do not wish to vote in person or you will not be attending the 2022 Annual Meeting you may instruct your broker, bank or nominee to vote your shares pursuant to voting instructions you will receive from your broker, bank or nominee describing the available processes for voting your stock.

If you hold your shares through a broker, and you do not give instructions to your broker, bank or other nominee on how to vote, your broker, bank or other nominee will be entitled to vote your shares in its discretion on certain matters considered routine, such as the ratification of the appointment of independent auditors. The uncontested election of directors, the approval of the Amendment, the approval of the SSIP Amendment, the approval of the addition of Elusys as a participating subsidiary in the SSIP and the approval on an advisory basis of the compensation of our named executive officers are not considered routine matters; and, therefore, brokers, banks and other nominees do not have the discretion to vote on those proposals. If you hold your shares in street name and you do not instruct your broker how to vote on these matters not considered routine, no votes will be cast on your behalf with respect to these non-routine matters. These “broker non-votes” will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but not as shares entitled to vote on a particular proposal.

Q:	Can I change my vote or revoke my proxy?

A:

You may change your vote or revoke your proxy at any time before the final vote at the 2022 Annual Meeting. To change your vote or revoke your proxy if you are the record holder, you may (1) notify our Corporate Secretary in writing at NightHawk Biosciences, Inc., 627 Davis Drive, Suite 400, Morrisville, North Carolina 27560; (2) submit a later-dated proxy (either by mail, internet or telephone), subject to the voting deadlines that are described on the proxy card or voting instruction form, as applicable; (3) deliver to our Corporate Secretary another duly executed proxy bearing a later date; or (4) by appearing at the 2022 Annual Meeting in person and voting your shares. Attendance at the meeting will not, by itself, revoke a proxy unless you specifically so request.

For shares you hold beneficially, you should follow the instructions provided by your broker, bank or nominee.

Q:	Who can help answer my questions?

A:	If you have any questions about the 2022 Annual Meeting or how to vote or revoke your proxy, or you need additional copies of this proxy statement or voting materials, you should contact the Corporate Secretary, NightHawk Biosciences, Inc., at 627 Davis Drive, Suite 400, Morrisville, North Carolina 27560 or by phone at (919) 240-7133.

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Q:	How are votes counted?

A:	In the election of directors (Proposal 1), you may vote FOR all of the four (4) nominees named herein or you may direct your vote to be WITHHELD with respect to any one or more of the four nominees. With respect to Proposals 2, 3, 4, 5 and 6, you may vote FOR, AGAINST, or ABSTAIN.

If you provide specific instructions, your shares will be voted as you instruct. If you are a record holder and you submit your proxy card with no further instructions, your shares will be voted in accordance with the recommendations of the Board of Directors, namely (1) FOR each of the four (4) nominees for election to the Board of Directors; (2) FOR the ratification of the appointment of BDO as our independent registered public accounting firm for the year ending December 31, 2022; (3) FOR the Amendment; (4) FOR the SSIP Amendment; (5) FOR the approval of the addition of Elusys as a participating subsidiary in the SSIP; and (6) FOR the approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in this proxy statement. If any other matters properly arise at the meeting, your proxy, together with the other proxies received, will be voted in the discretion of the proxyholders. If you are a beneficial owner, please follow the instruction provided to you by your broker, bank or other nominee.

Q:	What is a quorum and why is it necessary?

A:	Conducting business at the meeting requires a quorum. The presence, either in person or by proxy, of the holders of one third of our shares of common stock outstanding and entitled to vote on July 20, 2022 are necessary to constitute a quorum. Abstentions are treated as present for purposes of determining whether a quorum exists. Your shares will be counted towards the quorum only if you submit a valid proxy (or, in the case of a beneficial owner, one is submitted on your behalf by your broker, bank or other nominee) or if you attend the 2022 Annual Meeting in person. Broker non-votes (which result when your shares are held in “street name”, and you do not tell the nominee how to vote your shares and the nominee does not have discretion to vote such shares) are treated as present for purposes of determining whether a quorum is present at the meeting. If there is no quorum, the chairperson of the meeting or the stockholders entitled to vote at the meeting present at the meeting in person or represented by proxy may adjourn the meeting to another date.

Q:	What is the voting requirement to approve each of the proposals?

A:	For Proposal 1 (the election of directors), the four (4) persons named herein receiving the highest number of FOR votes (a plurality of the votes cast) will be elected. Only votes FOR will affect the outcome. Abstentions, withheld votes and broker non-votes will have no effect on the outcome of the vote as long as each nominee receives at least one FOR vote. You do not have the right to cumulate your votes.

To be approved, Proposal 2, which relates to the ratification of the appointment of BDO, as our independent registered public accounting firm for the year ending December 31, 2022, must receive FOR votes from the holders of a majority of the votes cast at the 2022 Annual Meeting. Abstentions are not votes cast and therefore will have no effect on the outcome of this proposal. Because Proposal 2 is a routine matter for which brokers have discretion, broker non-votes are not expected to exist for this matter. This vote is advisory, and therefore is not binding on us, the Audit Committee or the Board of Directors. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

To be approved, Proposal 3, which relates to the approval of an increase in the number of shares of common stock that may be granted under our 2018 Plan, must receive FOR votes from the holders of a majority of the votes cast at the 2022 Annual Meeting. Abstentions and broker-non-votes are not votes cast and therefore will have no effect on the outcome of this proposal.

To be approved, Proposal 4, which relates to the approval of the SSIP Amendment, must receive FOR votes from the holders of a majority of the votes cast at the 2022 Annual Meeting. Abstentions and broker-non-votes are not votes cast and therefore will have no effect on the outcome of this proposal.

To be approved, Proposal 5, which relates to the approval of the addition of Elusys as a participating subsidiary in the SSIP, must receive FOR votes from the holders of a majority of the votes cast at the 2022 Annual Meeting. Abstentions and broker-non-votes are not votes cast and therefore will have no effect on the outcome of this proposal.

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To be approved, Proposal 6, which relates to the approval, on an advisory basis, of the compensation of our named executive officers, must receive FOR votes from the holders of a majority of the shares present or represented by proxy and entitled to vote on that proposal at the 2022 Annual Meeting. Abstentions will have the same effect as an against vote. Broker non-votes will have no effect. This vote is advisory, and therefore is not binding on us, the Compensation Committee or the Board of Directors. The Board of Directors and Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officers’ compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

If your shares are held in “street name” and you do not indicate how you wish to vote, your broker or nominee is permitted to exercise its discretion to vote your shares on certain “routine” matters. The only routine matter to be submitted to our stockholders at the 2022 Annual Meeting is Proposal 2. If you do not direct your broker how to vote for Proposal 2 your broker may exercise discretion and your broker may vote your shares on that proposal in its discretion. Therefore, it is important that you provide voting instructions to your broker or other nominee, if you wish to determine the voting of your shares for Proposal 2. None of our other proposals are routine matters. Accordingly, if you do not direct your broker how to vote for a director in Proposal 1 or how to vote for Proposals 3-6 your broker may not exercise discretion and may not vote your shares on that proposal.

For purposes of Proposal 1, Proposal 3, Proposal 4, Proposal 5 and Proposal 6, broker non-votes are not considered to be “votes cast” at the meeting and, therefore, will have no effect on the outcome of the vote on any such proposal. Abstentions are also not considered “votes cast” and will have no effect on the outcome of the vote.

We recommend you vote FOR all four (4) nominees and FOR the other five (5) proposals.

Q:	What should I do if I receive more than one proxy statement?

A:	You may receive more than one proxy statement. For example, if you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy statement. Please follow the voting instructions on all of the proxy statements to ensure that all of your shares are voted.

Q:	Where can I find the voting results of the 2022 Annual Meeting?

A:	We intend to announce preliminary voting results at the 2022 Annual Meeting and publish final results in a Current Report on Form 8-K, which we expect will be filed within four (4) business days of the 2022 Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the 2022 Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four (4) business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Q:	What happens if additional matters are presented at the 2022 Annual Meeting?

A:	Other than the six (6) items of business described in this proxy statement, we are not aware of any other business to be acted upon at the 2022 Annual Meeting. If you grant a proxy, the persons named as proxy holders, Mr. Jeffrey Wolf, our Chief Executive Officer, and Mr. William Ostrander, our Chief Financial Officer, or either of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the 2022 Annual Meeting. If for any unforeseen reason any of our nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for any one or more other candidates nominated by the Board of Directors.

Q:	How many shares are outstanding and how many votes is each share entitled?

A:	Each share of our common stock that is issued and outstanding as of the close of business on July 20, 2022, the record date, is entitled to be voted on all items being voted on at the 2022 Annual Meeting, with each share being entitled to one vote on each matter. As of the record date, July 20, 2022, 25,658,452 shares of common stock were issued and outstanding.

Q:	Who will count the votes?

A:	One or more inspectors of election will tabulate the votes.

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Q:	Is my vote confidential?

A:	Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within NightHawk or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q:	Who will bear the cost of soliciting votes for the 2022 Annual Meeting?

A:	The Board of Directors is making this solicitation on behalf of NightHawk, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote in person, by telephone, or by electronic communication. On request, we will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders. In addition to the use of the mail, proxies may be solicited by personal interview, telephone, telegram, facsimile and advertisement in periodicals and postings, in each case by our directors, officers and employees without additional compensation. In addition, we have retained D. F. King & Co., Inc. to aid in the solicitation of proxies for this year. We will pay D. F. King & Co., Inc. fees of not more than $7,500 plus expense reimbursement for its services. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward solicitation materials to beneficial owners and will be reimbursed for their reasonable expenses incurred in so doing. We may request by telephone, facsimile, mail, electronic mail or other means of communication the return of the proxy cards. Please contact D.F. King & Co., Inc. toll-free at (866) 796-6867 with any questions you may have regarding our proposals.

Q:	When are stockholder proposals and director nominations due for next year’s Annual Meeting?

A:

To be considered for inclusion in next year’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), your proposal must be submitted in writing by March 30, 2023, to the attention of the Corporate Secretary of NightHawk Biosciences, Inc. at 627 Davis Drive, Suite 400, Morrisville, North Carolina 27560 and you must comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act. See also “Stockholder Proposals for the 2023 Annual Meeting” elsewhere in this proxy statement. If you wish to submit a proposal (including a director nomination) at the meeting, you must do so in accordance with NightHawk’s amended and restated bylaws (the “Bylaws”), which contain additional requirements about advance notice of stockholder proposals and director nominations.

Generally, timely notice of any director nomination or other proposal that any stockholder intends to present at the 2023 Annual Meeting, but does not intend to have included in the proxy materials prepared by the Company in connection with the 2023 Annual Meeting, must be delivered in writing to the Corporate Secretary at the address above not less than 90 days nor more than 120 days before the first anniversary of the prior year’s meeting. However, if we hold the 2023 Annual Meeting on a date that is not within 30 days before or 70 days after such anniversary date, we must receive the notice not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of the 2023 Annual Meeting is first made by the Company. In addition, the stockholder must comply with the requirements set forth in our Bylaws and the stockholder’s notice must set forth the information required by our Bylaws with respect to each stockholder making the proposal and each proposal or nomination that such stockholder intends to present at the 2023 Annual Meeting. See “Stockholder Proposals for the 2023 Annual Meeting” included elsewhere in this proxy statement for additional information regarding stockholder proposals and director nominations at the 2023 NightHawk Biosciences, Inc. Annual Meeting of Stockholders.

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PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors, based on the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors, has nominated for annual election as director each of the individuals identified below, all of whom are incumbent directors.

THE NOMINEES

Name	Age	Position	Served as a Director Since
Jeffrey Wolf	59	Chairman of the Board of Directors, Chief Executive Officer and President	2008
John Monahan, Ph.D.	75	Director	2009
John K.A. Prendergast, Ph.D.	68	Director (Lead Director)	2016
Edward B. Smith, III	47	Director	2010

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE YOUR SHARES FOR THE ELECTION

OF EACH OF THESE NOMINEES

Currently, the Board of Directors consists of four (4) members: Jeffrey Wolf (Chairman), John Monahan, Ph.D., John K.A. Prendergast, Ph.D. (Lead Director) and Edward B. Smith, III. All of the current members have been nominated by the Board of Directors of NightHawk for the election as directors of NightHawk. The Board of Directors believes that it is in the best interests of NightHawk to elect the above-described nominees, each to serve as a director until the next annual meeting of stockholders and until his successor shall have been duly elected and qualified. All the nominees have consented to being named in this proxy statement and to serve as a director if elected. At the time of the 2022 Annual Meeting, if any of the nominees named above is not available to serve as director (an event that the Board of Directors does not currently have any reason to anticipate), all proxies may be voted for any one or more other persons that the Board of Directors designates in their place. It is the intention of the persons named as proxies to vote all shares of common stock for which they have been granted a proxy for the election of each of such replacement nominees. Directors elected at the Annual Meeting shall serve as a director until the next annual meeting of stockholders and until his successor shall have been duly elected and qualified.

The Board of Directors believes that each of the nominees is highly qualified to serve as a member of the Board of Directors and each has contributed to the mix of skills, core competencies and qualifications of the Board of Directors. When evaluating candidates for election to the Board of Directors, the Nominating and Governance Committee seeks candidates with certain qualities that it believes are important, including experience, skills, expertise, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest, those criteria and qualifications described in each director’s biography below and such other relevant factors that the Nominating and Governance Committee considers appropriate in the context of the needs of the Board of Directors.

INFORMATION ABOUT THE NOMINEES

Set forth below are summaries of the background, business experience and descriptions of the principal occupation for at least the past five years of each of the Company’s current nominees for election as directors:

Jeffrey Wolf, Chairman of the Board of Directors, Chief Executive Officer and President

Mr. Wolf has served our Chairman of the Board of Directors, Chief Executive Officer and President since our inception. He founded NightHawk Biosciences, Inc. f/k/a Heat Biologics, Inc. in August 2008. Mr. Wolf served from June 1997 to March 2011, as managing director at Seed-One Ventures, LLC a venture firm focused on launching and growing exceptional healthcare companies from the ground up. Since founding Seed-One, Mr. Wolf has founded and run several biomedical companies. Mr. Wolf’s start-ups include Avigen, Inc., a gene therapy company where he was a co-founder and director; TyRx Pharma, a Princeton-based company focused on the development of bio-compatible polymers where he was a co-founder and Chairman and Elusys Therapeutics, Inc., where he was a co-founder, Chairman and Chief Executive Officer. Mr. Wolf received his M.B.A. from Stanford Business School, his J.D. from New York University School of Law and his B.A. from the University of Chicago, where he graduated with honors in Economics. Mr. Wolf serves as a director of several Seed-One portfolio companies and serves as a director of Synthetic Biologics, Inc., a clinical stage company developing therapeutics to protect the gut microbiome.

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We selected Mr. Wolf to serve on our Board of Directors as our Chairman because he brings to the board extensive knowledge of the pharmaceutical and biotechnology industries. Having served in senior corporate positions in several biomedical companies, he has a vast knowledge of the industry and brings to the board significant executive leadership and operational experience. His business experience provides him with a broad understanding of the operational, financial and strategic issues facing public companies and his service on other public company boards provides him with extensive corporate governance knowledge.

John Monahan, Ph.D., Director

Dr. Monahan has served on our Board of Directors since November 2009. Dr. Monahan Co-Founded Avigen Inc. in 1992, a pharmaceutical company. Over a 12 year period as CEO of Avigen he raised over $235M in several private and public financings including its IPO. From 1989 to 1992, he was VP of R&D at Somatix Therapy Corp., and from 1985 to 1989 he was Director of Molecular & Cell Biology at Triton Biosciences Inc. Prior to that, from 1982 to 1985, he was Research Group Chief, Department of Molecular Genetics, Hoffmann-LaRoche AG. and from 1975 to 1977 he was an instructor at Baylor College of Medicine located in Houston, Texas. He received his Ph.D. in Biochemistry in 1974 from McMaster University in Canada and his B.Sc. from University College in Dublin, Ireland in 1969. Dr. Monahan is a Scientific Advisory Board member of Agilis Biotherapeutics, LLC. Dr. Monahan currently is a board member of Synthetic Biologics, Inc., and served as a scientific advisory consultant to Synthetic Biologics, Inc. from 2015 to November 10, 2020, prior to his appointment as a board member, and from 2010 through 2015 he was the Senior Executive Vice President of Research & Development at Synthetic Biologics, Inc He is also a board member of a number of Irish biotech companies including Genable Technologies Ltd., Cellix Ltd., Luxcel Biosciences Ltd., and GK Technologies, Inc. and from August 2016 until May 2021, also was a board member of Anixa Biosciences, Inc. (formerly ITUS Corporation).

We selected Dr. Monahan to serve on our Board of Directors because he brings extensive knowledge of the pharmaceutical and biologics industry. Having served in senior corporate positions in many medical companies he has a vast knowledge of the industry.

John K. A. Prendergast, Ph.D., Lead Director

Dr. Prendergast has served on our Board since April 2016. Dr. Prendergast is co-founder of Palatin Technologies, Inc. (“Palatin”), a biopharmaceutical company developing targeted, receptor-specific peptide therapeutics for the treatment of diseases with significant unmet medical need and commercial potential (NYSE MKT: PTN). Dr. Prendergast has been Chairman of the Board of Palatin since June 14, 2000, and a director since August 1996. Dr. Prendergast has been president and sole stockholder of Summercloud Bay, Inc., an independent consulting firm providing services to the biotechnology industry, since 1993. He was previously a member of the board of the life science companies AVAX Technologies, Inc., Avigen, Inc. and MediciNova, Inc. and previously executive chairman of the Board of Directors of Antyra, Inc., a privately-held biopharmaceutical firm. From October 1991 through December 1997, Dr. Prendergast was a managing director of The Castle Group Ltd., a medical venture capital firm. Dr. Prendergast received his M.Sc. and Ph.D. from the University of New South Wales, Sydney, Australia and a C.S.S. in administration and management from Harvard University.

We selected Dr. Prendergast to serve on our Board of Directors because he brings extensive industry experience in corporate development and finance in the life sciences field. His prior service on other publicly traded company boards provides experience relevant to good corporate governance practices.

Edward B. Smith, III, Director

Mr. Smith has served on our Board of Directors since November 2010. Since January 1, 2015, Mr. Smith has also been Managing Member of Aristar Capital Management, LLC, a New York-based investment firm founded in 2015. From April 14, 2017 through July 14, 2017, Mr. Smith served as the interim Chief Executive Officer and interim Chief Financial Officer of Agritech Worldwide, Inc. (“Agritech,” formerly Z Trim Holdings, Inc.), a manufacturer of environmentally friendly agricultural functional ingredients, From January 2015 until May 2016, Mr. Smith also served as the Chief Executive Officer of Agritech and from 2009 through July 2017 he served as a board member of Agritech. From April 2005 through December 2014, Mr. Smith served as the Managing Partner of Brightline Capital Management, LLC (“BCM”), a New York-based investment firm founded in 2005. Prior to founding BCM, Mr. Smith worked at Gracie Capital from 2004-2005, GTCR Golder Rauner from 1999-2001 and Credit Suisse First Boston from 1997-1999. Mr. Smith holds a Bachelor of Arts in Social Studies from Harvard College and a Masters in Business Administration from Harvard Business School.

We selected Mr. Smith to serve on our Board of Directors because he brings a strong business background to our company, and adds significant strategic, business and financial experience. Mr. Smith’s business background provides him with a broad understanding of the issues facing us, the financial markets and the financing opportunities available to us. His service on other public company boards provides him with extensive corporate governance knowledge and insight into issues faced by companies similar to ours.

Vote Required

Provided that a quorum is present, the nominees for director receiving a plurality of the votes cast at the 2022 Annual Meeting in person or by proxy will be elected. Abstentions, withheld votes and broker non-votes will not affect the outcome of the election.

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INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independence of the Board of Directors

Our common stock is listed on the NYSE American LLC (the “NYSE American”). Under the NYSE American listing standards, independent directors must comprise a majority of a listed company’s Board of Directors and all members of the Audit Committee, Compensation Committee and Nominating and Governance Committee must be independent. Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act and Compensation Committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under the NYSE American listing standards, a director will only qualify as an “independent director” if, in the opinion of that company’s Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. No director or executive officer of the Company is related by blood, marriage or adoption to any other director or executive officer.

In order to be considered to be independent for purposes of Rule 10A-3, a member of an Audit Committee of a listed company may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors, or any other board committee: (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries, or (ii) be an affiliated person of the listed company or any of its subsidiaries.

The Board of Directors undertook a review of the independence of the members of the Board of Directors and considered whether any director has a material relationship with our company that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning their background, employment and affiliations, including family relationships, the Board of Directors has determined that all of our current directors, except Mr. Wolf, due to his current position as Chief Executive Officer of our company, is “independent” as that term is defined under the rules of the NYSE American. As a result, Dr. Monahan, Dr. Prendergast and Mr. Smith are deemed to be “independent” as that term is defined under the rules of the NYSE American.

In making these determinations, the Board of Directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances the Board of Directors deemed relevant in determining their independence, including the beneficial ownership of capital stock by each non-employee director, and the transactions involving them described in the section of this proxy statement entitled “Transactions With Related Persons, Promoters and Certain Control Persons.”

Stockholder Communications with Directors

The Board of Directors has established a process to receive communications from stockholders. Stockholders may contact any member or all members of the Board of Directors, any Board of Directors committee, or any chair of any such committee by mail. To communicate with the Board of Directors, any individual director or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent “c/o Corporate Secretary” at NightHawk Biosciences, Inc., 627 Davis Drive, Suite 400, Morrisville, North Carolina 27560.

All communications received as set forth in the preceding paragraph will be opened by the office of our Secretary and the Corporate Secretary’s office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed. The Board of Directors has instructed the Corporate Secretary to forward stockholder correspondence only to the intended recipients and has also instructed the Corporate Secretary to review all stockholder correspondence and, in the Corporate Secretary’s discretion, refrain from forwarding any items deemed to be of a commercial or frivolous nature or otherwise inappropriate for the Board of Directors’ consideration. Any such items may be forwarded elsewhere in NightHawk for review and possible response.

Corporate Governance

Board Leadership Structure

Mr. Wolf, the Company’s Chief Executive Officer, also serves as Chairman of the Board of Directors. We have a separate, independent Lead Director. Although we do not have a formal policy addressing the topic, we believe that when the Chairman of the Board is an employee of the Company or otherwise not independent, it is important to have a separate Lead Director, who is an independent director.

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Dr. Prendergast serves as the Lead Director. In that role, he presides over the Board’s executive sessions, during which our independent directors meet without management, and he serves as the principal liaison between management and the independent directors of the Board. The Lead Director also:

●	confers with the Chairman of the Board regarding the Board meeting agenda;
●	chairs meetings of the independent directors including, where appropriate, setting the agenda and briefing the Chairman of the Board on issues discussed during the meeting;
●	oversees the annual performance evaluation of the CEO;
●	consults with the Nominating and Governance Committee and the Chairman of the Board regarding assignment of Board members to various committees; and
●	performs such other functions as the Board may require.

We believe the combination of Mr. Wolf as our Chairman of the Board and an independent director as our Lead Director is an effective structure for our company. The division of duties and the additional avenues of communication between the Board and our management associated with this structure provide the basis for the proper functioning of our Board of Directors and its oversight of management.

Risk Oversight

The Board has an active role, as a whole and also at the committee level, in overseeing management of our company’s risks. The Board regularly reviews information regarding our company’s strategy, finances and operations, as well as the risks associated with each. The Audit Committee is responsible for oversight of Company risks relating to accounting matters, financial reporting, internal controls and legal and regulatory compliance. The Audit Committee undertakes, at least annually, a review to evaluate these risks. The members then meet separately with management responsible for such area, including our Chief Financial Officer, and report to the Audit Committee on any matters identified during such discussions with management. In addition, the Compensation Committee considers risks related to the attraction and retention of talent as well as risks relating to the design of compensation programs and arrangements. In addition, the Nominating and Governance Committee manages risks associated with the independence of the Board. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks. The full Board considers strategic risks and opportunities and regularly receives detailed reports from the committees regarding risk oversight in their respective areas of responsibility.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10 percent of a registered class of NightHawk’s equity securities, to file with the Securities and Exchange Commission (“SEC”) initial reports of ownership and reports of changes in ownership of our common stock. Such officers, directors and persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file with the SEC.

Based solely on a review of the copies of such forms that were received by us, or written representations from certain reporting persons that no Forms 5 were required for those persons, we are not aware of any failures to file reports or report transactions in a timely manner during the year ended December 31, 2021.

Code of Business Conduct and Ethics

We have long maintained a Code of Business Conduct and Ethics that is applicable to all of our directors, officers and employees. We undertake to provide a printed copy of these codes free of charge to any person who requests. Any such request should be sent to our principal executive offices attention: Corporate Secretary. The code is posted on our website at www.nighthawkbio.com.

Anti-Hedging/Anti-Pledging Policy

We have adopted an insider trading policy which incorporates anti-hedging and anti-pledging provisions. Consequently, no employee, executive officer or director may enter into a hedge or pledge of our common stock, including short sales, derivatives, put options, swaps and collars.

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INFORMATION REGARDING THE COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has the authority to appoint committees to perform certain management and administration functions. As disclosed above, the Board of Directors has established an Audit Committee, a Compensation Committee and Nominations Committee. The Board of Directors may establish other committees to facilitate the management of our company’s business. The composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by the Board of Directors.

All of the committees comply with all applicable requirements of the Sarbanes-Oxley Act of 2002, NYSE American, and SEC, rules and regulations as further described below. The charters for each of these committees are available on our website at www.nighthawkbio.com. Information contained on or accessible through our website is not a part of this `Proxy Statement and the inclusion of such website address in this proxy statement is an inactive textual reference only.

Committees of the Board of Directors

The Board of Directors has a standing Audit Committee, Compensation Committee, and Nominating and Governance Committee. The following table shows the directors who are currently members or Chairman of each of these committees.

Board Members	Audit Committee	Compensation Committee	Nominating and Governance Committee
Jeffrey Wolf	—	—	—
John Monahan, Ph.D.	Member	Chairman	Member
Edward B. Smith, III	Chairman	Member	Chairman
John K.A. Prendergast, Ph.D.*	Member	Member	Member

———————

* Dr. Prendergast serves as our independent Lead Director.

Audit Committee

Our common stock is listed on the NYSE American. Under the rules of NYSE American, independent directors must comprise a majority of a listed company’s board of directors and all members of our Audit Committee must be independent. Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. Under the rules of the NYSE American, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In order to be considered to be independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the Audit Committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries.

Our Board of Directors undertook a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our Board of Directors has determined that Dr. Monahan, Mr. Smith and Dr. Prendergast, representing three of our four directors, do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of the NYSE American. In making this determination, our Board of Directors considered the relationships that each non-employee director has with us and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. We intend to comply with the other independence requirements for committees within the time periods specified above.

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Dr. Monahan, Mr. Smith, and Dr. Prendergast currently serve as members of the Audit Committee. The Board has determined that Dr. Monahan, Mr. Smith and Dr. Prendergast are each “independent” in accordance with the NYSE American definition of independence and each is an “audit committee financial expert”, as defined by the SEC regulations, and each has the related financial management expertise within the meaning of the NYSE American rules. The primary purpose of the Audit Committee is to act on behalf of the Board of Directors in its oversight of all material aspects of our accounting and financial reporting processes, internal controls and audit functions, including our compliance with Section 404 of the Sarbanes-Oxley Act of 2002. Pursuant to its charter, our Audit Committee reviews on an on-going basis for potential conflicts of interest, and approves if appropriate, all our “Related Party Transactions.” For purposes of the Audit Committee Charter, “Related Party Transactions” shall mean those transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404. In addition, the Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company’s independent registered public accounting firm, the scope of the annual audits, fees to be paid to the independent registered public accounting firm, the performance of the Company’s independent registered public accounting firm and the accounting practices of the Company and the Company’s internal controls and legal compliance functions. The Audit Committee also reviews, prior to publication, our quarterly earnings releases and our reports to the SEC on Form 10-K and Form 10-Q. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors, which is available on the Company’s website at www.nighthawkbio.com. The charter describes the nature and scope of responsibilities of the Audit Committee.

Compensation Committee

Our Compensation Committee is comprised of Dr. Monahan, Mr. Smith, and Dr. Prendergast, each of whom is deemed to be independent in accordance with the NYSE American definition of independence. Compensation Committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. This Committee determines, approves, and reports to the Board of Directors on all elements of compensation of our executive officers. The Compensation Committee also has the power to prescribe, amend, and rescind rules relating to our stock incentive plans, to recommend the grant of options and other awards under the stock incentive plans, and to interpret the stock incentive plans.

The Compensation Committee operates under a formal charter that governs its duties and standards of performance. A copy of the charter is available on our website at www.nighthawkbio.com.

Our Compensation Committee annually reviews the compensation program for our Chief Executive Officer and other members of senior management and then makes recommendations to the full Board for determination. In each case, the Compensation Committee takes into account the results achieved by the executive, his or her future potential, and his or her scope of responsibilities and experience. During our fiscal year ended December 31, 2021, the Compensation Committee evaluated the performance of our executives and considered the compensation levels and equity programs at comparable companies and related industries and the analysis of its outside consultant before it made its compensation recommendations to the full board, including recommendations regarding salary increases, awards of cash bonuses and awards of stock options.

The Compensation Committee administers our equity incentive plans, including review and recommendation of long-term incentive compensation for each executive, director and employee, including grants of stock options. The Compensation Committee believes that this long-term incentive compensation aligns the interests of our executives with those of our stockholders and furthers executive retention.

The Compensation Committee also reviews and recommends to the Board of Directors appropriate director compensation programs for service as directors, committee chairs and committee members.

Nominating and Governance Committee

The Nominating and Governance Committee is comprised of Dr. Monahan, Mr. Smith, and Dr. Prendergast, each of whom is deemed to be independent in accordance with the NYSE American definition of independence.

The functions performed by the Nominating and Governance Committee include:

●	recommending to the Board of Directors individuals for appointment to vacancies on any committee of the Board of Directors;
●	recommending to the Board of Directors regarding any changes to the size of the Board of Directors or any committee;
●	reporting to the Board of Directors on a regular basis; and
●	performing any other duties or responsibilities expressly delegated to the committee by the Board of Directors relating to board or committee members.

Candidates for director should have certain minimum qualifications, including the ability to understand basic financial statements, being over 21 years of age, having relevant business experience (taking into account the business experience of the other directors), and having high moral character. The Committee retains the right to modify these minimum qualifications from time to time.

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In evaluating an incumbent director whose term of office is set to expire, the Nominating and Governance Committee reviews such director’s overall service to the Company during such director’s term, including the number of meetings attended, level of participation, quality of performance, and any transactions with the Company engaged in by such director during his term.

When selecting a new director nominee, the Nominating and Governance Committee first determines whether the nominee must be independent for NYSE American purposes or whether the candidate must qualify as an “audit committee financial expert.” The Nominating and Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm to assist in the identification of qualified director candidates. The Nominating and Governance Committee also will consider nominees recommended by our stockholders. The Nominating and Governance Committee does not distinguish between nominees recommended by our stockholders and those recommended by other parties. The Nominating and Governance Committee evaluates the suitability of potential nominees, taking into account the current board composition, including expertise, diversity and the balance of inside and independent directors. The Nominating and Governance Committee does not have a set policy or process for considering diversity in identifying nominees, but endeavors to establish a diversity of background and experience in a number of areas of core competency, including business judgment, management, accounting, finance, knowledge of our industry, strategic vision, research and development and other areas relevant to our business.

In considering any person recommended by one of our stockholders, the Nominating and Governance Committee will look for the same qualifications that it looks for in any other person that it is considering for a position on the Board of Directors. The Nominating and Governance Committee operates under a formal charter that governs its duties and standards of performance. A copy of the charter is available on our website at www.nighthawkbio.com.

Ad Hoc Committees

From time to time we establish ad hoc committees to address particular matters. For example. during 2021, we established a Special Committee comprised of Dr. Monahan, Dr. Prendergast, and Mr. Smith to review and negotiate the Merger Agreement with Elusys Therapeutics, Inc.

BOARD AND COMMITTEE MEETINGS

During our fiscal year ended December 31, 2021, the Board of Directors held 18 meetings. During our fiscal year ended December 31, 2021, our Audit Committee, Compensation Committee and Nominating and Governance Committee met six times, nine times, and one time, respectively. In addition, the Special Committee met 15 times during our fiscal year ended December 31, 2021. Each of our incumbent directors that were directors during our fiscal year ended December 31, 2021 attended no less than 75% of the meetings of the Board of Directors and Board committees on which such director served during 2021.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

Our directors are encouraged, but not required, to attend the Annual Meeting of Stockholders. Due to COVID-19 concerns, only one of our directors attended the 2021 Annual Meeting of Stockholders in person and the other three directors attended the meeting via telephone conference.

2021 Director Compensation

Compensation of Directors

The following table sets forth information for the fiscal year ended December 31, 2021 regarding the compensation of our directors who at December 31, 2021 were not also named executive officers.

	Fees Earned
	or Paid	Option	Stock
Name and Principal Position	in Cash	Awards	Awards	Totals
John Monahan, Ph.D. (1)	$86,500	$381,434	$—	$467,934
John K. A. Prendergast, Ph.D. (2)	$286,000	$407,505	$784,002	$1,477,507
Edward B. Smith, III (1)	$97,500	$381,434	$—	$478,934

———————

(1)	The stock options are computed in accordance with FASB ASC 718 and reflect the value of an option to (i) purchase 65,217 shares of common stock granted on January 4, 2021 to Dr. Monahan and Mr. Smith that vest 100% on grant date, (ii) 32,467 shares of common stock granted on December 30, 2021 to Dr. Monahan and Mr. Smith that vest pro-rata monthly over 12 months, and (iii) 129,820 shares of common stock granted on December 30, 2021 to Mr. Prendergast that vest pro-rata monthly over 12 months, subject to continued service as a board member through such date. The fair value of the options was calculated in accordance with FASB ASC 718, and the assumptions used are described in Note 11 to the Company's audited consolidated financial statements for the years ended December 31, 2021 and 2020 included in the Annual Report on Form 10-k for the year ended December 31, 2021. Each of the option grants is subject to forfeiture if an amendment to the 2018 Plan to increase the number of shares of common stock available for grant is not approved by our stockholders.

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(2)	Restricted stock awards are computed in accordance with FASB ASC 718 and reflect the aggregate grant date fair value of 138,272 shares granted on January 4, 2021 that vest 100% vest on grant date subject to continued service as a board member through such date. The fair value of the restricted stock is based on the closing stock price of an unrestricted share of the Company's common stock on the grant date. As of December 31, 2021, the following table sets forth the number of aggregate outstanding option awards held by each of our directors who were not also named executive officers:

	Aggregate	Aggregate
	Number of	Number of
Name	Option Awards	Stock Awards
John Monahan, Ph.D.	143,695	–
John K. A. Prendergast, Ph.D.	135,684	238,271
Edward B. Smith, III	143,695	–

Our Compensation Committee conducted an evaluation of the compensation of the members of our Board of Directors for 2021 with assistance from Meridian Compensation Partners, LLC (“Meridian”). Based on Meridian’s review, the Compensation Committee determined that the director pay program was consistent with competitive market practices (relative to NightHawk’s publicly traded peer group at that time), aligned with our overall philosophy and approach to director pay and reflective of desired competitive positioning. In January 2021 after consultation with Meridian, it was determined that directors who are not employees will receive an annual cash fee of $40,000 as well as a cash fee of $8,000 for service on the Audit Committee and $5,000 for service on each of the Compensation Committee and the Nominating and Governance Committee. In addition, the Chairman of each of the Audit, Compensation and Nominating and Governance Committees will each receive an additional cash fee of $12,500, $8,500 and $7,000, respectively. The Lead Director receives a monthly fee of $14,000 for his services as lead independent director.

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PROPOSAL 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected BDO, an independent registered accounting firm, to audit the books and financial records of the Company for the year ending December 31, 2022. NightHawk is asking its stockholders to ratify the appointment of BDO as NightHawk’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022.

A representative of BDO is expected to be present either in person or via teleconference at the 2022 Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he or she desires to do so.

Ratification of the appointment of BDO by our stockholders is not required by law, our bylaws or other governing documents. As a matter of policy, however, the appointment is being submitted to our stockholders for ratification at the 2022 Annual Meeting. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interest and the best interests of our stockholders.

Vote Required

The affirmative vote of a majority of the votes cast at the 2022 Annual Meeting will be required to approve the ratification of the appointment of NightHawk’s registered public accounting firm. Abstentions are not votes cast and therefore will have no effect on the outcome of this proposal. Broker non-votes are not expected to exist for this matter since this is a routine matter for which brokers may vote in their discretion if beneficial owners of our stock do not provide voting instructions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE SELECTION OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING ON DECEMBER 31, 2022.

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AUDIT COMMITTEE REPORT1

The Audit Committee has reviewed and discussed NightHawk’s audited consolidated financial statements as of and for the year ended December 31, 2021 with the management of NightHawk and BDO, NightHawk’s independent registered public accounting firm. Further, the Audit Committee has discussed with BDO the matters required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, and other applicable regulations, relating to the firm’s judgment about the quality, not just the acceptability, of NightHawk’s accounting principles, the reasonableness of significant judgments and estimates, and the clarity of disclosures in the consolidated financial statements.

The Audit Committee also has received the written disclosures and the letter from BDO required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, which relate to BDO’s independence from NightHawk, and has discussed with BDO its independence from NightHawk. The Audit Committee has also considered whether the independent registered public accounting firm’s provision of non-audit services to NightHawk is compatible with maintaining the firm’s independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from NightHawk and its management. The Audit Committee also considered whether, and determined that, the independent registered public accounting firm’s provision of other non-audit services to us was compatible with maintaining BDO’s independence. The Committee also reviewed management’s report on its assessment of the effectiveness of NightHawk’s internal control over financial reporting. In addition, the Audit Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of NightHawk’s internal and disclosure control structure. The members of the Audit Committee are not our employees and are not performing the functions of auditors or accountants. Accordingly, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not constitute assurance that the audit of our consolidated financial statements has been carried out in accordance with the standards of the PCAOB or that our auditors are in fact independent.

Based on the reviews, reports and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that NightHawk’s audited consolidated financial statements for the year ended December 31, 2021 and management’s assessment of the effectiveness of NightHawk’s internal control over financial reporting be included in NightHawk’s Annual Report on Form 10-K for the year ended December 31, 2021, for filing with the SEC. The Audit Committee has recommended, and the Board of Directors has approved, subject to stockholder ratification, the selection of BDO as NightHawk’s independent registered public accounting firm for the year ending December 31, 2022.

Submitted by the Audit Committee of NightHawk’s Board of Directors.

Members of the Audit Committee:

John Monahan, Ph.D.
John K.A. Prendergast. Ph.D.
Edward B. Smith, III

———————

1 The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not incorporated by reference in any filing of NightHawk under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Fees Paid to the Independent Registered Public Accounting Firm

The following table sets forth the aggregate fees including expenses billed to us for the years ended December 31, 2021 and 2020 by BDO USA, LLP.

	December 31,	December 31,
	2021	2020
Audit Fees and Expenses (1)	$376,123	$329,213

———————

(1)	Audit fees and expenses were for professional services rendered for the audit and reviews of the consolidated financial statements of the Company, professional services rendered for issuance of consents and assistance with review of documents filed with the SEC.

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The Audit Committee has adopted procedures for pre-approving all audit and non-audit services provided by the independent registered public accounting firm, including the fees and terms of such services. These procedures include reviewing detailed back-up documentation for audit and permitted non-audit services. The documentation includes a description of, and a budgeted amount for, particular categories of non-audit services that are recurring in nature and therefore anticipated at the time that the budget is submitted. Audit Committee approval is required to exceed the pre-approved amount for a particular category of non-audit services and to engage the independent registered public accounting firm for any non-audit services not included in those pre-approved amounts. For both types of pre-approval, the Audit Committee considers whether such services are consistent with the rules on auditor independence promulgated by the SEC and the PCAOB. The Audit Committee also considers whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service, based on such reasons as the auditor’s familiarity with our business, people, culture, accounting systems, risk profile, and whether the services enhance our ability to manage or control risks, and improve audit quality. The Audit Committee may form and delegate pre-approval authority to subcommittees consisting of one or more members of the Audit Committee, and such subcommittees must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. All of the services provided by the independent registered public accounting firm were pre-approved by the Audit Committee.

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PROPOSAL 3

APPROVAL OF AN AMENDMENT TO OUR 2018 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT WE WILL HAVE AUTHORITY TO GRANT UNDER THE PLAN BY AN ADDITIONAL 5,000,000 SHARES OF COMMON STOCK

On May 10, 2018, the Board of Directors adopted, and our stockholders subsequently approved on October 2, 2018, the Heat Biologics, Inc. 2018 Stock Incentive Plan (the “2018 Plan”), which the Board renamed the NightHawk Biosciences, Inc. 2018 Stock Incentive Plan effective July 26, 2022, as subsequently amended in 2019 and 2020, authorized the grant of up to a total of 3,857,141 (post reverse stock split) shares of common stock as awards under the 2018 Plan. On December 30, 2021, the Board of Directors approved an increase of 750,000 shares of common stock available for issuance under the 2018 Plan, subject to approval of the stockholders, which was increased to 5,000,000 on July 26, 2022. As of July 20, 2022, there were (i) no shares of common stock available for grant under the 2018 Plan and (ii) 2,911,732 shares of common stock subject to awards were outstanding under the 2018 Plan. After adding 5,000,000 shares to the available pool, the total potential dilution will be 33%. Effective May 3, 2022, Heat Biologics, Inc. changed its name to NightHawk Biosciences, Inc. by filing a Certificate of Amendment to its Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

In April 2017, the Board of Directors adopted, and on June 29, 2017 at our 2017 Annual Meeting of Stockholders our stockholders approved our 2017 Stock Incentive Plan (the “2017 Plan”) under which we were authorized to grant 71,428 awards (post reverse stock splits). In January 2014, the Board of Directors adopted, and on June 11, 2014 at our 2014 Annual Meeting of Stockholders our stockholders approved, our 2014 Stock Incentive Plan (the “2014 Plan”) under which, as subsequently amended, we were authorized to grant up to 42,857 awards (post reverse stock splits). In 2009, the Board of Directors adopted and our stockholders approved our 2009 Stock Incentive Plan (the “2009 Plan”) under which we are authorized to grant 12,422 awards (post reverse stock splits). As of July 20, 2022, we have outstanding, an aggregate of 3,010,502 awards under the 2009 Plan, 2014 Plan, 2017 Plan and 2018 Plan and have no available awards for grant under the 2009 Plan, 2014 Plan, 2017 Plan and 2018 Plan.

In an effort to preserve cash and to attract, retain and motivate persons who make important contributions to our business, we would like to issue securities to our officers, directors and consultants. The 2018 Plan currently only has a limited number of shares of common stock available for issuance. Management believes that the number of shares of common stock currently available for issuance under the 2018 Plan is insufficient to meet its needs to provide for awards to the 2018 Plan participants for the next 12 months and insufficient in order to allow us the ability to compete successfully for talented employees and consultants.

The Board of Directors has approved, subject to stockholder approval, the amendment to the 2018 Plan to increase by 5,000,000 the number of shares that may be granted under the 2018 Plan (including the 750,000 shares approved by the Board of Directors in December 2021). The amendment to our 2018 Plan will increase the number of shares of common stock with respect to which awards may be granted under the 2018 Plan from 3,857,141 shares of common stock to 8,857,141 shares of common stock. If the amendment to the 2018 Plan is approved by our stockholders, the number of shares available for future awards will increase to 5,000,000 based on the number shares remaining available for grant under the 2018 Plan as of July 20, 2022.

The principal provisions of the 2018 Plan, as amended, are summarized below and the proposed amendment to the 2018 Plan is attached hereto as Appendix A. The following discussion is qualified in its entirety by reference to the 2018 Plan.

Purpose of the 2018 Plan

The Board of Directors believes that the 2018 Plan is necessary for us to attract, retain and motivate our employees, directors and consultants through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units and other equity-based or equity-related awards. The Company believes the 2018 Plan is best designed to provide the proper incentives for our employees, directors and consultants, ensures our ability to make performance-based awards, and meets the requirements of applicable law. There are currently 79 individuals that would be eligible to participate in the 2018 Plan, of which six are directors or executive officers and 74 are employees and consultants.

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We manage our long-term stockholder dilution by limiting the number of equity incentive awards granted annually. The Board of Directors monitors our annual stock award Burn Rate, Dilution and Overhang (each as defined below), among other factors, in its efforts to maximize stockholders’ value by granting what, in the Board of Directors’ judgment, are the appropriate number of equity incentive awards necessary to attract, reward, and retain employees, consultants and directors. The table below illustrates our Burn Rate, Dilution, and Overhang for the past three fiscal years with details of each calculation noted below the table.

	2021	2020	2019
Burn Rate (1)	9%	9%	16%
Dilution (2)	10%	15%	19%
Overhang (3)	8%	6%	11%

———————

(1)	Burn Rate is (number of shares subject to equity awards granted during a fiscal year)/weighted average common shares outstanding for that fiscal year.
(2)	Dilution is (number of shares subject to equity awards + the number of shares available for future awards at the end of a fiscal year)/(number of shares outstanding at the end of the fiscal year + number of shares subject to equity awards + number of shares available for future awards).
(3)	Overhang is (number of shares subject to equity awards at the end of a fiscal year)/(number of shares outstanding at the end of the fiscal year + number of shares subject to equity awards + number of shares available for future awards).

Administration

The 2018 Plan generally is administered by the Compensation Committee of the Board of Directors. The administrator of the 2018 Plan will have full authority to establish rules and regulations for the proper administration of the 2018 Plan, to select the employees, directors and consultants to whom awards are granted, and to set the date of grant, the type of award and the other terms and conditions of the awards, consistent with the terms of the 2018 Plan. The administrator of the 2018 Plan may modify outstanding awards as provided in the 2018 Plan.

Limitation on Awards and Shares Available

As of July 20, 2022, there are no shares of common stock available for grant that may be made under the 2018 Plan.

Eligibility

Persons eligible to participate in the 2018 Plan include all of our employees, directors and consultants.

Awards

The 2018 Plan provides for the grant of: (i) incentive stock options; (ii) nonqualified stock options; (iii) stock appreciation rights; (iv) restricted stock; (v) restricted stock units; and (vi) other stock-based awards to eligible individuals. The terms of the awards will be set forth in an award agreement, consistent with the terms of the 2018 Plan. No stock option will be exercisable later than ten years after the date it is granted.

The 2018 Plan administrator is authorized to grant awards intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Stock Options.  The 2018 Plan administrator may grant incentive stock options as defined in Section 422 of the Code and nonqualified stock options. Options shall be exercisable for such prices, shall expire at such times, and shall have such other terms and conditions as the 2018 Plan administrator may determine at the time of grant and as set forth in the award agreement; however, the exercise price must be at least equal to 100% of the fair market value at the date of grant. The option price is payable in cash or other consideration acceptable to the Company. As of the Record Date, the closing price of a share of common stock was $2.63.

Stock Appreciation Rights.  The 2018 Plan administrator may grant stock appreciation rights with such terms and conditions as the administrator may determine at the time of grant and as set forth in the award agreement. The grant price of a stock appreciation right shall be determined by the administrator and shall be specified in the award agreement; however, the grant price must be at least equal to 100% of the fair market value of a share on the date of grant. Stock appreciation rights may be exercised upon such terms and conditions as are imposed by the 2018 Plan administrator and as set forth in the stock appreciation right award agreement.

Restricted Stock.  Restricted stock may be granted in such amounts and subject to the terms and conditions as determined by the 2018 Plan administrator at the time of grant and as set forth in the award agreement. The administrator may impose performance goals for restricted stock. The administrator may authorize the payment of dividends on the restricted stock during the restricted period.

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Restricted Stock Units.  The 2018 Plan administrator may grant restricted stock units in such amounts and subject to the terms and conditions as determined by the 2018 Plan administrator at the time of grant. Restricted stock units may be awarded independently of or in connection with any other award under the 2018 Plan.

Other Awards.  The 2018 Plan administrator may grant other types of equity-based or equity-related awards not otherwise described by the terms of the 2018 Plan, in such amounts and subject to such terms and conditions, as the administrator shall determine. Such awards may be based upon attainment of performance goals established by the administrator and may involve the transfer of actual shares to participants, or payment in cash or otherwise of amounts based on the value of shares.

Adjustments Upon Changes in Stock

In the event of any change in the number of shares of common stock outstanding by reason of any stock dividend or split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum number of shares of the common stock with respect to which the 2018 Plan administrator may grant awards under the 2018 Plan and the individual annual limit described in the 2018 Plan, shall be appropriately adjusted by the 2018 Plan administrator. In the event of any change in the number of shares of the common stock outstanding by reason of any other event or transaction, the 2018 Plan administrator may, but need not, make such adjustments in the number and class of shares of the common stock with respect to which awards: (i) may be granted under the 2018 Plan and (ii) granted to any one employee of the Company or a subsidiary during any one calendar year, in each case as the 2018 Plan administrator may deem appropriate, unless such adjustment would cause any award that would otherwise qualify as performance based compensation with respect to a “162(m) covered employee” (as defined in Section 162 of the Code), to cease to so qualify.

Corporate Transactions

In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of the common stock receive securities of another corporation and/or other property, including cash, the 2018 Plan administrator shall, in its absolute discretion, have the power to:

●

cancel each option and stock appreciation right outstanding immediately prior to the event and make a payment to the grantee equal to the excess of (a) the value, as determined in the absolute discretion of the 2018 Plan administrator, of the property received by a holder of common stock as a result of the event over (b) the exercise price otherwise payable in connection with the stock;

●

cancel each option and stock appreciation right outstanding immediately prior to the event and make a payment to the grantee equal to property received by a holder of common stock as a result of the event; or

●	provide for the exchange of each option and stock appreciation right outstanding immediately prior to such event (whether or not then exercisable) for an option on or stock appreciation right with respect to, as appropriate, some or all of the property which a holder of the number of shares of the common stock subject to such option or stock appreciation right would have received and, incident thereto, make an equitable adjustment as determined by the 2018 Plan administrator in its absolute discretion in the exercise price of the option or stock appreciation right, or the number of shares or amount of property subject to the option or stock appreciation right or, if appropriate, provide for a cash payment to the grantee to whom such option or stock appreciation right was granted in partial consideration for the exchange of the option or stock appreciation right.

Amendment and Termination

The Board of Directors may amend the 2018 Plan at any time, subject to stockholder approval to the extent required by applicable law or regulation or the listing standards of the NYSE American or any other market or stock exchange on which the common stock is at the time primarily traded. Additionally, stockholder approval will be specifically required to (i) increase the number of shares available for issuance under the 2018 Plan or (ii) decrease the exercise price of any outstanding option or stock appreciation right granted under the 2018 Plan.

The Board of Directors may terminate the 2018 Plan at any time. Unless sooner terminated by the Board, the 2018 Plan will terminate on the close of business on May 10, 2028, ten years from the original effective date.

Miscellaneous

The 2018 Plan also contains provisions with respect to payment of exercise prices, vesting and expiration of awards, treatment of awards upon the sale of the Company, transferability of awards, and tax withholding requirements. Various other terms, conditions, and limitations apply, as further described in the 2018 Plan.

Material Federal Income Tax Consequences

The following is a brief description of the principal federal income tax consequences, as of the date of this proxy statement, associated with the grant of awards under the 2018 Plan. This summary is based on our understanding of present United States federal income tax law and regulations. The summary does not purport to be complete or applicable to every specific situation. Furthermore, the following discussion does not address foreign, state or local tax consequences.

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Options

Grant.  There is generally no United States federal income tax consequence to the participant solely by reason of the grant of incentive stock options or nonqualified stock options under the 2018 Plan, assuming the exercise price of the option is not less than the fair market value of the shares on the date of grant.

Exercise.  The exercise of an incentive stock option is not a taxable event for regular federal income tax purposes if certain requirements are satisfied, including the requirement that the participant generally must exercise the incentive stock option no later than three months following the termination of the participant’s employment with us. However, such exercise may give rise to alternative minimum tax liability (see “Alternative Minimum Tax” below). Upon the exercise of a nonqualified stock option, the participant will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the amount paid by the participant as the exercise price. The ordinary income recognized in connection with the exercise by a participant of a nonqualified stock option will be subject to both wage and employment tax withholding, and we generally will be entitled to a corresponding deduction.

The participant’s tax basis in the shares acquired pursuant to the exercise of an option will be the amount paid upon exercise plus, in the case of a nonqualified stock option, the amount of ordinary income, if any, recognized by the participant upon exercise thereof.

Qualifying Disposition.  If a participant disposes of shares of our common stock acquired upon exercise of an incentive stock option in a taxable transaction, and such disposition occurs more than two years from the date on which the option was granted and more than one year after the date on which the shares were transferred to the participant pursuant to the exercise of the incentive stock option, the participant will realize long-term capital gain or loss equal to the difference between the amount realized upon such disposition and the participant’s adjusted basis in such shares (generally the option exercise price).

Disqualifying Disposition.  If the participant disposes of shares of our common stock acquired upon the exercise of an incentive stock option (other than in certain tax free transactions) within two years from the date on which the incentive stock option was granted or within one year after the transfer of shares to the participant pursuant to the exercise of the incentive stock option, at the time of disposition the participant will generally recognize ordinary income equal to the lesser of: (i) the excess of each such share’s fair market value on the date of exercise over the exercise price paid by the participant or (ii) the participant’s actual gain. If the total amount realized on a taxable disposition (including return on capital and capital gain) exceeds the fair market value on the date of exercise of the shares of our common stock purchased by the participant under the option, the participant will recognize a capital gain in the amount of the excess. If the participant incurs a loss on the disposition (the total amount realized is less than the exercise price paid by the participant), the loss will be a capital loss.

Other Disposition.  If a participant disposes of shares of our common stock acquired upon exercise of a nonqualified stock option in a taxable transaction, the participant will recognize capital gain or loss in an amount equal to the difference between the participant’s basis (as discussed above) in the shares sold and the total amount realized upon disposition. Any such capital gain or loss (and any capital gain or loss recognized on a disqualifying disposition of shares of our common stock acquired upon exercise of incentive stock options as discussed above) will be short-term or long-term depending on whether the shares of our common stock were held for more than one year from the date such shares were transferred to the participant.

Alternative Minimum Tax.  Alternative minimum tax is payable if and to the extent the amount thereof exceeds the amount of the taxpayer’s regular tax liability, and any alternative minimum tax paid generally may be credited against future regular tax liability (but not future alternative minimum tax liability).

Alternative minimum tax applies to alternative minimum taxable income. Generally, regular taxable income as adjusted for tax preferences and other items is treated differently under the alternative minimum tax.

For alternative minimum tax purposes, the spread upon exercise of an incentive stock option (but not a nonqualified stock option) will be included in alternative minimum taxable income, and the taxpayer will receive a tax basis equal to the fair market value of the shares of our common stock at such time for subsequent alternative minimum tax purposes. However, if the participant disposes of the incentive stock option shares in the year of exercise, the alternative minimum tax income cannot exceed the gain recognized for regular tax purposes, provided that the disposition meets certain third party requirements for limiting the gain on a disqualifying disposition. If there is a disqualifying disposition in a year other than the year of exercise, the income on the disqualifying disposition is not considered alternative minimum taxable income.

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There are no federal income tax consequences to us by reason of the grant of incentive stock options or nonqualified stock options or the exercise of an incentive stock option (other than disqualifying dispositions). At the time the participant recognizes ordinary income from the exercise of a nonqualified stock option, we will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that we satisfy our reporting obligations described below. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition of the stock acquired upon exercise of an incentive stock option, and subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we generally will be entitled to a corresponding deduction in the year in which the disposition occurs. We are required to report to the Internal Revenue Service any ordinary income recognized by any participant by reason of the exercise of a nonqualified stock option. We are required to withhold income and employment taxes (and pay the employer’s share of the employment taxes) with respect to ordinary income recognized by the participant upon exercise of nonqualified stock options.

Stock Appreciation Rights

There are generally no tax consequences to the participant or us by reason of the grant of stock appreciation rights. In general, upon exercise of a stock appreciation rights award, the participant will recognize taxable ordinary income equal to the excess of the stock’s fair market value on the date of exercise over the stock appreciation rights’ base price, or the amount payable. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Restricted Stock

Unless a participant makes a Section 83(b) election, as described below, with respect to restricted stock granted under the 2018 Plan, a participant receiving such an award will not recognize U.S. taxable ordinary income and we will not be allowed a deduction at the time such award is granted. While an award remains unvested or otherwise subject to a substantial risk of forfeiture, a participant will recognize compensation income equal to the amount of any dividends received and we will be allowed a deduction in a like amount. When an award vests or otherwise ceases to be subject to a substantial risk of forfeiture, the excess of the fair market value of the award on the date of vesting or the cessation of the substantial risk of forfeiture over the amount paid, if any, by the participant for the award will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by us. Upon disposition of the shares received, the gain or loss recognized by the participant will be treated as capital gain or loss, and the capital gain or loss will be short-term or long-term depending upon whether the participant held the shares for more than one year following the vesting or cessation of the substantial risk of forfeiture.

However, by filing a Section 83(b) election with the Internal Revenue Service within 30 days after the date of grant, a participant’s ordinary income and commencement of holding period and the deduction will be determined as of the date of grant. In such a case, the amount of ordinary income recognized by such a participant and deductible by us will be equal to the excess of the fair market value of the award as of the date of grant over the amount paid, if any, by the participant for the award. If such election is made and a participant thereafter forfeits his or her award, no refund or deduction will be allowed for the amount previously included in such participant’s income.

Generally, with respect to employees, we are required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code the satisfaction of a tax reporting obligation and any tax withholding condition, we generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long- or short-term depending on whether the stock was held for more than one year from the date ordinary income is measured.

Section 409A

If an award under the 2018 Plan is subject to Section 409A of the Code, but does not comply with the requirements of Section 409A of the Code, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Participants are urged to consult with their tax advisors regarding the applicability of Section 409A of the Code to their awards.

Potential Limitation on Company Deductions

Section 162(m) of the Code generally disallows a tax deduction for compensation in excess of $1 million paid in a taxable year by a publicly held corporation to its chief executive officer and certain other “covered employees”. Our board of directors and Compensation Committee intend to consider the potential impact of Section 162(m) on grants made under the 2018 Plan, but reserve the right to approve grants of options and other awards for an executive officer that exceeds the deduction limit of Section 162(m).

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New Plan Benefits

As of the date of this proxy statement, we are unable to determine any grants of awards under the 2018 Plan that will be made except for stock options issued on December 30, 2021 to Mr. Wolf, Dr. Monahan, Dr. Prendergast and Mr. Smith to purchase up to 231,987, 32,467, 32,467 and 129,820 shares of common stock and 153,300 shares of common stock issued to new employees hired in 2022 through July 20, 2022, subject to forfeiture in the event that the increase in the number of shares of common stock available for grant under the 2018 Plan is not approved by our stockholders.

Existing Plan Benefits

The following table sets forth information with respect to options, restricted stock units, restricted stock and other awards previously granted under the 2018 Plan.

Name and position	Number of shares subject to grant (#)			Number of Registered Stock Awards Granted	Number of Shares Underlying Options Granted
Jeffrey Wolf, Chief Executive Officer	2,274,188	(1)		1,072,483	1,201,705	(1)
William L. Ostrander, Vice President of Finance	154,563			—	154,563
John K.A. Prendergast, Ph.D.	373,955	(2)		238,271	135,684	(2)
John Monahan, Ph.D.	144,110	(3)		—	144,110	(3)
Edward B. Smith, III	144,002	(3)		—	144,002	(3)
All Current Executive Officers as a Group (2 persons)	2,428,751	(1)		1,072,483	1,356,268	(1)
All Directors as a Group (3 persons)	662,067	(2)	(3)	238,271	423,796	(2)	(3)
All Non-Executive Officer Employee	1,807,888	(4)		84,931	1,722,957	(4)

———————

(1)	Includes 231,987 shares of common stock issuable upon exercise of a stock option, subject to forfeiture in the event that the increase in the number of shares of common stock available for grant under the 2018 Plan is not approved by our stockholders
(2)	Includes 129,820 shares of common stock issuable upon exercise of a stock option, subject to forfeiture in the event that the increase in the number of shares of common stock available for grant under the 2018 Plan is not approved by our stockholders.
(3)	Includes 32,467 shares of common stock issuable upon exercise of a stock option, subject to forfeiture in the event that the increase in the number of shares of common stock available for grant under the 2018 Plan is not approved by our stockholders.
(4)	Includes 153,300 shares of common stock issuable upon exercise of a stock option, subject to forfeiture in the event that the increase in the number of shares of common stock available for grant under the 2018 Plan is not approved by our stockholders.

Interests of Directors and Executive Officers

Our directors and executive officers have substantial interests in the matters set forth in this proposal since equity awards may be granted to them under the 2018 Plan.

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EQUITY COMPENSATION PLAN INFORMATION

Securities Authorized for Issuance Under Equity Compensation Plans

The following table contains information about our equity compensation plans as of December 31, 2021.

Equity Compensation Plan Information

			Number of
			securities
			remaining
			available for
	Number of		future issuance
	securities to be		under equity
	issued upon	Weighted-average	compensation
	exercise of	exercise price of	plans (excluding
	outstanding	outstanding	securities reflected
Plan Category	options	options	in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders
2009 Plan (1)	2,622	$204.97	—
2014 Plan	21,368	$158.60	16,620
2017 Plan	38,227	$18.51	19,018
2018 Plan	2,847,755	$6.09	323,259
Equity compensation plans not approved by security holders	—	—	—
Total	2,909,972	$7.55	358,897

———————

(1)	The 2009 Plan terminated, such that no further awards are available for issuance under this plan. Outstanding awards under this plan continue in accordance with the respective terms of such grants.

Vote Required

The affirmative vote of a majority of the votes cast at the 2022 Annual Meeting will be required to approve the amendment to our 2018 Plan. Abstentions and broker-non-votes, if any, are not votes cast and therefore will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT TO OUR 2018 PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE THAT WE WILL HAVE AUTHORITY TO GRANT.

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PROPOSAL 4

AMENDMENT TO SUBSIDIARIES STOCK INCENTIVE PLAN

On August 2, 2021, the Board of Directors, including the independent members of the Compensation Committee, adopted the Heat Biologics, Inc. 2021 Subsidiaries Stock Incentive Plan, which the Board of Directors renamed, effective July 26, 2022, the NightHawk Biosciences, Inc. 2021 Subsidiaries Stock Incentive Plan (the “SSIP”). The SSIP is designed to compensate employees of NightHawk’s subsidiaries based on their responsibilities and for their contributions to the successful achievement of certain corporate goals and objectives of such subsidiaries and to share the success and risks of such subsidiaries based upon achievement of business goals. On September 15, 2021, our stockholders approved the SSIP.

The Board of Directors and the board of directors of each NightHawk subsidiary participating in the SSIP (a “Participating Subsidiary”) has approved, subject to stockholder approval, an increase in the number of shares of each Participating Subsidiary that may be granted under the SSIP from ten percent (10%) of the total outstanding shares of common stock of each Participating Subsidiary as of the effective date of adoption of the SSIP by the Participating Subsidiary to fifteen percent (15%) of the total outstanding shares of common stock of each Participating Subsidiary as of the date such increase is approved by stockholders for each current Participating Subsidiary and as of the effective date of adoption of the SSIP for any Participating Subsidiary that adopts the SSIP after the date such increase is approved by the stockholders of NightHawk.

In an effort to preserve cash and to attract, retain and motivate persons who make important contributions to each Participating Subsidiary, we would like to issue securities to the Participating Subsidiaries’ officers, directors, employees and consultants. The SSIP currently only has a limited number of shares of common stock available for issuance. Management believes that the number of shares of common stock currently available for issuance under the SSIP is insufficient to meet its needs to provide for awards and insufficient in order to allow us the ability to compete successfully for talented employees and consultants.

Summary of the SSIP

The SSIP allows for the grant of equity interests in our subsidiaries, including subsidiaries that were subsidiaries on September 15, 2021 (the date of the initial approval of the SSIP by our shareholders) and other existing or newly formed subsidiaries that adopt the SSIP by resolution of their respective board of directors with approval of our Board of Directors. At the time of stockholder approval of the SSIP, the following subsidiaries were Participating Subsidiaries in the SSIP: Skunkworx Bio, Inc. (“Skunkworx”), Scorpion Biological Services, Inc. (“Scorpion”), Abacus Biotech, Inc. (“Abacus”), and Blackhawk Bio, Inc. (“Blackhawk”). Recently the board of directors of Elusys Therapeutics, Inc. (“Elusys”) and the Board of Directors approved adding Elusys as a Participating Subsidiary, subject to stockholder approval (see Proposal 5). The principal provisions of the SSIP, as amended, are summarized below and the proposed amendment to the SSIP to increase the number of shares of each Participating Subsidiary’s common stock authorized for issuance under the SSIP is attached hereto as Appendix B. The following discussion is qualified in its entirety by reference to the SSIP.

Purpose of the SSIP

The purpose of the SSIP is to promote the interests of NightHawk and the stockholders of NightHawk by providing equity interests in Participating Subsidiaries to directors, officers, employees and consultants of the Participating Subsidiaries, including directors, officers and employees of NightHawk who are also directors, officers and/or employees of the Participating Subsidiaries, in order to encourage them to enter into and continue in the employ or service of NightHawk and/or Participating Subsidiaries, to acquire a proprietary interest in the long-term success of NightHawk and/or the Participating Subsidiaries and to reward the performance of individuals in fulfilling long-term corporate objectives.

Administration

The SSIP generally is administered by the Compensation Committee of NightHawk’s Board of Directors (the “administrator”). The administrator of the SSIP will have full authority to establish rules and regulations for the proper administration of the SSIP, to determine the persons to whom and the time or times at which awards shall be granted; to determine the type and number of awards to be granted; to determine the number of shares of stock of a Participating Subsidiary to which an award may relate and the terms, conditions, restrictions and performance criteria of awards. However, no action or decision of the administrator may be taken with respect to a Participating Subsidiary (and its SSIP participants) without the approval of Participating Subsidiary’s board of directors or a committee of its board of directors.

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Eligibility

Persons eligible to participate in the SSIP include all employees, officers, directors and consultants of a Participating Subsidiary, including employees, officers and directors of NightHawk that are also employees or officers of a Participating Subsidiary. As of July 20, 2022 there are approximately the following numbers of individuals of each Participating Subsidiary who are eligible participate in the SSIP:

	Executive Officers (1)	Non-Employee Directors (2)	Employees (3)	Consultants
Skunkworx	2	3	7	0
Scorpion	2	3	29	0
Abacus	2	3	0	0
Blackhawk	2	3	0	0

———————

(1) All are officers of NightHawk

(2) All are directors of NightHawk

(3) Skunkworx includes 1 employee of NightHawk

Shares Available for Awards

As approved by the stockholders on September 15, 2021, ten percent (10%) of the total outstanding shares of common stock of each Participating Subsidiary (the “Participating Subsidiary Stock”) as of the effective date of the Participating Subsidiary’s adoption of the SSIP, is reserved for issuance under the SSIP (all of which may be granted as “incentive stock options” as defined in Section 422 of the Code). Shares of Participating Subsidiary Stock with respect to an award that are forfeited, cancelled, exchanged or surrendered will again be available for grants under the SSIP. However, shares of Participating Subsidiary Stock surrendered or withheld as payment of either the exercise price or withholding taxes will no longer be available for awards under the SSIP. We are seeking stockholder approval to increase the number of shares of Participating Subsidiary Stock available for grant under the SSIP from ten percent (10%) of the total outstanding shares of common stock of each Participating Subsidiary as of the effective date of adoption of the SSIP by the Participating Subsidiary to fifteen percent (15%) of the total outstanding shares of common stock of each Participating Subsidiary as of the effective date of approval of such increase by stockholders of NightHawk for each current Participating Subsidiary and as of the effective date of adoption of the SSIP for any Participating Subsidiary that adopts the SSIP after the date of approval of the increase by the stockholders of NightHawk (all of which additional shares may be granted as “incentive stock options” as defined in Section 422 of the Code).

Adjustments Upon Changes in Capitalization

In the event that any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event affecting Participating Subsidiary Stock occurs, the Compensation Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (1) the number and kind of shares of Participating Subsidiary Stock which may thereafter be issued in connection with awards under the SSIP, (2) the number and kind of shares of Participating Subsidiary Stock , securities or other property (including cash) issued or issuable in respect of outstanding awards under the SSIP, and/or (3) the exercise price, grant price or purchase price relating to any award under the SSIP.

Awards

The SSIP allows for the grant of: (i) stock options to purchase shares of Participating Subsidiary Stock; (ii) stock appreciation rights based on Participating Subsidiary Stock; (iii) restricted stock of Participating Subsidiary; (iv) restricted stock units for Participating Subsidiary Stock; and (v) other stock-based and cash-based awards to eligible individuals. The terms of awards will be set forth in an award agreement, consistent with the terms of the SSIP. No stock option will be exercisable later than ten years after the date it is granted.

Stock Options.  The SSIP allows for the grant of incentive stock options as defined in Section 422 of the Code and nonqualified stock options to purchase Participating Subsidiary Stock. Options shall be exercisable for such prices, shall expire at such times, and shall have such other terms and conditions as the administrator may determine at the time of grant and as set forth in the award agreement; however, the exercise price of an option with respect to Participating Subsidiary Stock must be at least equal to 100% of the fair market value of Participating Subsidiary Stock as of the date of grant. If permitted by an award agreement, an option may be exercised before it has vested, provided that the participant executes a restricted stock agreement providing for forfeiture of the purchased shares if the participant fails to meet the vesting requirements and/or other conditions of the restricted stock agreement.

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Stock Appreciation Rights.  The SSIP allows for the grant of stock appreciation rights with such terms and conditions as the administrator may determine at the time of grant and as set forth in the award agreement. The exercise price of a stock appreciation right shall be determined by the administrator and shall be specified in the award agreement; however, the exercise price of a stock appreciation right with respect to Participating Subsidiary Stock must be at least equal to 100% of the fair market value of a share of Participating Subsidiary Stock as of the date of grant. Stock appreciation rights may be exercised upon such terms and conditions as are imposed by the administrator and as set forth in the stock appreciation right award agreement.

Restricted Stock.  Restricted stock may be granted in such amounts and subject to the terms and conditions as determined by the administrator at the time of grant and as set forth in the award agreement. The administrator may impose performance goals and vesting conditions on restricted stock. The administrator may authorize the payment of dividends on the restricted stock during the restricted period.

Restricted Stock Units.  The SSIP provides for the grant of restricted stock units in such amounts and subject to such terms and conditions as determined by the administrator at the time of grant. Restricted stock units may be awarded independently of or in connection with any other award under the SSIP.

Other Awards.  The SSIP provides for the grant of other types of equity-based or equity-related awards not otherwise described by the terms of the SSIP, in such amounts and subject to such terms and conditions, as the administrator shall determine. Such awards may be based upon attainment of performance goals established by the administrator and may involve the transfer of actual shares to participants, or payment in cash or otherwise of amounts based on the value of shares.

Fair Market Value

The fair market value of Participating Subsidiary Stock for purposes of, among other things, setting the exercise price of stock options and stock appreciation rights granted under the SSIP will, as applicable, be (1) the closing sales price per share of Participating Subsidiary Stock on the national securities exchange on which such stock is principally traded on the date of the grant of such Award, or (2) if the shares of Participating Subsidiary Stock are not listed or admitted to trading on any such exchange, the closing price as reported by an over-the-counter market for the last preceding date on which there was a sale of such stock on such exchange, or (3) if the shares of Participating Subsidiary Stock are not then listed on a national securities exchange or traded in an over-the-counter market or the value of such shares is not otherwise determinable, such value as determined by the administrator in good faith based upon the reasonable application of a reasonable valuation method.

Effect of Change of Control

Unless otherwise set forth in an award agreement, in the event of a Change in Control:

(i)With respect to each outstanding award that is continued, assumed or substituted in connection with a Change in Control, in the event of a termination of a SSIP participant’s employment or service by NightHawk and its subsidiaries without cause during the 24-month period following such Change in Control, on the date of such termination (i) such award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such award shall lapse, and (iii) any performance conditions imposed with respect to awards shall be deemed to be fully achieved at target levels.

(ii)With respect to each outstanding award that is not assumed or substituted in connection with a Change in Control, immediately upon the occurrence of the Change in Control, (i) such award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such award shall lapse, and (iii) any performance conditions imposed with respect to Awards shall be deemed to be fully achieved at target levels.

(iii)Notwithstanding any other provision of the SSIP: (i) in the event of a Change in Control, except as would otherwise result in adverse tax consequences under Section 409A of the Code, the Board of Directors of NightHawk or the administrator may, in its sole discretion, provide that each award shall, immediately upon the occurrence of a Change in Control with respect to a Participating Subsidiary, be cancelled in exchange for a payment in cash or securities in an amount equal to (x) the excess of the consideration paid per share of Participating Subsidiary stock in the Change in Control over the exercise or purchase price (if any) per share subject to the award multiplied by (y) the number of shares of Participating Subsidiary Stock granted under the award and (ii) with respect to any award that constitutes a deferral of compensation subject to Section 409A of the Code, in the event of a Change in Control that does not constitute a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of a Participating Subsidiary under Section 409A(a)(2)(A)(v) of the Code, such award shall be settled in accordance with its original terms or at such earlier time as permitted by Section 409A of the Code.

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Under the Plan, a “Change in Control” shall be deemed to have occurred if a “change in control” as defined under the NightHawk Biosciences, Inc. 2018 Stock Incentive Plan occurs with respect to NightHawk or if any of the following occurs with respect to a Participating Subsidiary (and then only with respect to awards relating to the stock of a Participating Subsidiary):

(i)any Person (as defined in the Plan), other than NightHawk or any of its subsidiaries, is or becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Participating Subsidiary (not including in the securities Beneficially Owned (as defined in the SSIP) by such Person any securities acquired directly from a Participating Subsidiary) representing more than 50% of the Participating Subsidiary’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (ii) below; or

(ii)there is consummated a merger or consolidation of the Participating Subsidiary with any other corporation (other than NightHawk or any of its subsidiaries) other than (A) a merger or consolidation which would result in the voting securities of the Participating Subsidiary outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) more than 50% of the combined voting power of the voting securities of the Participating Subsidiary or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a re-capitalization of the Participating Subsidiary (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Participating Subsidiary (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Participating Subsidiary ) representing more than 50% of the combined voting power of the Participating Subsidiary’s then outstanding securities; or

(iii)the stockholders of the Participating Subsidiary approve a plan of complete liquidation or dissolution of the Participating Subsidiary or there is consummated an agreement for the sale or disposition by the Participating Subsidiary of all or substantially all of the Participating Subsidiary’s assets, other than a sale or disposition by the Participating Subsidiary of all or substantially all of the Participating Subsidiary’s assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Participating Subsidiary immediately prior to such sale.

Miscellaneous

The SSIP also contains provisions with respect to payment of exercise prices, vesting and expiration of awards, transferability of awards, and tax withholding requirements. Various other terms, conditions, and limitations apply, as further described in the SSIP.

Amendment and Termination

The Board of Directors or the administrator may at any time, suspend or terminate the SSIP or revise or amend it in any respect whatsoever; provided, however, that the requisite stockholder approval shall be required if and to the extent the Board of Directors or the administrator determines that such approval is appropriate or necessary. Unless sooner terminated by the Board of Directors, the SSIP will terminate on the close of business on August 2, 2031, ten years from the original effective date.

Existing Plan Benefits and New Plan Benefits

As of the date of this proxy statement, the Board of Directors, the administrator and the board of directors of Skunkworx, Scorpion, Abacus and Blackhawk have granted to Jeff Wolf an option under the SSIP to purchase 10,526, 10,638, 10,526 and 10,526 shares of common stock of Skunkworx, Scorpion, Abacaus and Blackhawk, respectively, representing beneficial ownership of approximately 5.0% of the outstanding shares of common stock of each of Skunkworx, Scorpion, Abacus and Blackhawk, respectively. Skunkworx, Scorpion, Abacaus and Blackhawk currently have 200,100, 200,100, 200,000 and 200,000 shares outstanding. In addition, the Board of Directors, the administrator and the board of directors of Scorpion have granted to William Ostrander an option under the SSIP to purchase 2,127 shares of common stock of Scorpion representing beneficial ownership of approximately 1.1% of the outstanding shares of common stock of Scorpion. As of the date of this proxy statement, we are unable to determine any additional grants of awards under the SSIP that will be made.

Information Regarding the Participating Subsidiaries

Skunkworx Bio, Inc. supports in-house nomination of biologics for preclinical and clinical development. Our approach utilizes “Pocket Biologics” derived from diverse proprietary antibody and small protein libraries to identify and differentiate pharmacologically active “HotSpot” sites on proteins relevant to disease. Coupled with the integration of computational and bioinformatic analysis, the goal is to “improve” candidate selection and accelerate validation of innovative therapeutics and biodefense assets from discovery into preclinical development.

Scorpion Biological Services, Inc. is focused on developing bioanalytic, process development and biomanufacturing capability to support our biotherapeutics and discovery pipeline. Excess biomanufacturing capacity will also be offered to third parties as a fee-for-service model. This expansion is part of a company-wide-growth strategy to enhance efficiency and decrease our dependence on third-party contract research and development biomanufacturing organizations (CDMO) as we advance into late-stage clinical trials and translate our research, development, and commercial pipeline.

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Scorpion is focused on cell- and gene-based therapies and large molecule biologics. Once the San Antonio, Texas facility described below is operational, Scorpion plans to provide a broad array of biologics manufacturing, analytical and R&D services, offering services using American-made equipment, reagents, and materials. Scorpion plans to couple cGMP biomanufacturing and quality control expertise with cutting edge capabilities in immunoassays, molecular assays, and bioanalytical methods to support the advancement of our development and commercial programs.

We have signed a lease to occupy a 20,144 square foot facility in San Antonio, Texas where we plan to conduct services and are currently in the process of building the biomanufacturing facility. Operations at the facility are projected to commence in the third quarter of 2022, and we expect to utilize a portion of this production capacity by immediately transitioning our outsourced manufacturing and development to Scorpion. Fee-for-service contracting with be offered to external customers.

We also have entered into a development partnership with a private developer, the State of Kansas and local and university affiliates, to support the development of a new 500,000+ square foot biodefense-focused large molecule and biologics biomanufacturing facility in Manhattan, Kansas. In addition to servicing our own pipeline, we plan to operate and utilize the facility as a full-service Contract Development and Manufacturing Organization (CDMO) to provide third-party manufacturing services on a fee-for-service basis. We and the developer have applied for over $300 million in funding, incentives, and tax relief to support the development of the facility.

Manhattan is the home of Kansas State University (K-State), its Biosecurity Research Institute (BRI), and the National Bio and Agro-Defense Facility (NBAF). The design and engineering of the facility is being led by CRB Group, a nationally recognized firm focused on designing and building biomanufacturing facilities, with Realty Trust Group (RTG), a leading healthcare/ life sciences real estate advisory and development firm, serving as the lead developer on the project.

On April 19, 2022, the City Commission of Manhattan, Kansas, passed a resolution supporting a proposed 500,000 square foot commercial manufacturing facility by Scorpion and its development partners, and a resolution of its intent to support the project by offering an economic development package (the “Economic Development Package”) that includes the issuance of approximately $567 million in industrial revenue bonds with proposed sales tax exemptions, an anticipated 10-year 100% property tax abatement plan and an expected $8 million forgivable loan that will be tied to the realized capital investment and employee jobs, wages and benefits. The Economic Development Package is conditioned upon successful negotiation and future action by the City Commission and upon Scorpion meeting certain negotiated performance and hiring goals.

Abacus Biotech, Inc. was formed in February 2021 to pursue additional opportunities related to our business.

Blackhawk Bio, Inc. is a biosecurity/biodefense initiative which recognizes the need for a versatile US-based platform to protect the United States against known or unknown future biological threats.

Material Federal Income Tax Consequences

The following is a brief description of the principal federal income tax consequences, as of the date of this proxy statement, associated with the grant of awards under the SSIP. This summary is based on our understanding of present United States federal income tax law and regulations. The summary does not purport to be complete or applicable to every specific situation. Furthermore, the following discussion does not address foreign, state or local tax consequences.

Options

Grant.  There is generally no United States federal income tax consequence to an SSIP participant solely by reason of the grant of incentive stock options or nonqualified stock options under the SSIP, assuming the exercise price of the option is not less than the fair market value of the shares on the date of grant.

Exercise.  The exercise of an incentive stock option is not a taxable event for regular federal income tax purposes if certain requirements are satisfied, including the requirement that the participant generally must exercise the incentive stock option no later than three months following the termination of the participant’s employment. However, such exercise may give rise to alternative minimum tax liability (see “Alternative Minimum Tax” below). Upon the exercise of a nonqualified stock option, an SSIP participant will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the amount paid by the participant as the exercise price. The ordinary income recognized in connection with the exercise by an SSIP participant of a nonqualified stock option will be subject to both wage and employment tax withholding, and the applicable Participating Subsidiary generally will be entitled to a corresponding deduction.

An SSIP participant’s tax basis in the shares acquired pursuant to the exercise of an option will be the amount paid upon exercise plus, in the case of a nonqualified stock option, the amount of ordinary income, if any, recognized by the SSIP participant upon exercise thereof.

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Qualifying Disposition.  If an SSIP participant disposes of shares of Participating Subsidiary Stock acquired upon exercise of an incentive stock option in a taxable transaction, and such disposition occurs more than two years from the date on which the option was granted and more than one year after the date on which the shares were transferred to the SSIP participant pursuant to the exercise of the incentive stock option, the SSIP participant will realize long-term capital gain or loss equal to the difference between the amount realized upon such disposition and the SSIP participant’s adjusted basis in such shares (generally the option exercise price).

Disqualifying Disposition.  If an SSIP participant disposes of shares of Participating Subsidiary Stock acquired upon the exercise of an incentive stock option (other than in certain tax free transactions) within two years from the date on which the incentive stock option was granted or within one year after the transfer of shares to the SSIP participant pursuant to the exercise of the incentive stock option, at the time of disposition the SSIP participant will generally recognize ordinary income equal to the lesser of: (i) the excess of each such share’s fair market value on the date of exercise over the exercise price paid by the SSIP participant or (ii) the SSIP participant’s actual gain. If the total amount realized on a taxable disposition (including return on capital and capital gain) exceeds the fair market value on the date of exercise of the shares of Participating Subsidiary Stock purchased by the SSIP participant under the option, the SSIP participant will recognize a capital gain in the amount of the excess. If the SSIP participant incurs a loss on the disposition (the total amount realized is less than the exercise price paid by the SSIP participant), the loss will be a capital loss.

Other Disposition.  If an SSIP participant disposes of shares of Participating Subsidiary Stock acquired upon exercise of a nonqualified stock option in a taxable transaction, the SSIP participant will recognize capital gain or loss in an amount equal to the difference between the SSIP participant’s basis (as discussed above) in the shares sold and the total amount realized upon disposition. Any such capital gain or loss (and any capital gain or loss recognized on a disqualifying disposition of shares of Participating Subsidiary Stock acquired upon exercise of incentive stock options as discussed above) will be short-term or long-term depending on whether the shares of Participating Subsidiary Stock were held for more than one year from the date such shares were transferred to the SSIP participant.

Alternative Minimum Tax.  Alternative minimum tax is payable if and to the extent the amount thereof exceeds the amount of the taxpayer’s regular tax liability, and any alternative minimum tax paid generally may be credited against future regular tax liability (but not future alternative minimum tax liability).

Alternative minimum tax applies to alternative minimum taxable income. Generally, regular taxable income as adjusted for tax preferences and other items is treated differently under the alternative minimum tax.

For alternative minimum tax purposes, the spread upon exercise of an incentive stock option (but not a nonqualified stock option) will be included in alternative minimum taxable income, and the taxpayer will receive a tax basis equal to the fair market value of the shares of Participating Subsidiary Stock at such time for subsequent alternative minimum tax purposes. However, if the participant disposes of the incentive stock option shares in the year of exercise, the alternative minimum tax income cannot exceed the gain recognized for regular tax purposes, provided that the disposition meets certain third party requirements for limiting the gain on a disqualifying disposition. If there is a disqualifying disposition in a year other than the year of exercise, the income on the disqualifying disposition is not considered alternative minimum taxable income.

There are no federal income tax consequences to NightHawk or a Participating Subsidiary by reason of the grant of incentive stock options or nonqualified stock options or the exercise of an incentive stock option (other than disqualifying dispositions). At the time an SSIP participant recognizes ordinary income from the exercise of a nonqualified stock option, the applicable Participating Subsidiary will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that it satisfies applicable reporting obligations described below. To the extent an SSIP participant recognizes ordinary income by reason of a disqualifying disposition of Participating Subsidiary Stock acquired upon exercise of an incentive stock option, and subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the applicable Participating Subsidiary generally will be entitled to a corresponding deduction in the year in which the disposition occurs. A Participating Subsidiary is required to report to the Internal Revenue Service any ordinary income recognized by an SSIP participant by reason of the exercise of a nonqualified stock option. A Participating Subsidiary is also required to withhold income and employment taxes (and pay the employer’s share of the employment taxes) with respect to ordinary income recognized by an SSIP participant upon exercise of nonqualified stock options.

Stock Appreciation Rights

There are generally no tax consequences to an SSIP participant, NightHawk or a Participating Subsidiary by reason of the grant of stock appreciation rights. In general, upon exercise of a stock appreciation rights award, an SSIP participant will recognize taxable ordinary income equal to the excess of Participating Subsidiary Stock’s fair market value on the date of exercise over the stock appreciation rights’ base price, or the amount payable. Generally, with respect to employees, the Participating Subsidiary is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, a Participating Subsidiary generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by a SSIP participant.

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Restricted Stock

Unless an SSIP participant makes a Section 83(b) election, as described below, with respect to restricted stock granted under the SSIP, an SSIP participant receiving such an award will not recognize U.S. taxable ordinary income and neither NightHawk nor a Participating Subsidiary will be allowed a deduction at the time such award is granted. While an award remains unvested or otherwise subject to a substantial risk of forfeiture, an SSIP participant will recognize compensation income equal to the amount of any dividends received and a Participating Subsidiary will be allowed a deduction in a like amount. When an award vests or otherwise ceases to be subject to a substantial risk of forfeiture, the excess of the fair market value of the award on the date of vesting or the cessation of the substantial risk of forfeiture over the amount paid, if any, by the SSIP participant for the award will be ordinary income to the SSIP participant and will be claimed as a deduction for federal income tax purposes by the Participating Subsidiary. Upon disposition of the shares received, the gain or loss recognized by the SSIP participant will be treated as capital gain or loss, and the capital gain or loss will be short-term or long-term depending upon whether the SSIP participant held the shares for more than one year following the vesting or cessation of the substantial risk of forfeiture.

However, by filing a Section 83(b) election with the Internal Revenue Service within 30 days after the date of grant, an SSIP participant’s ordinary income and commencement of holding period and the deduction will be determined as of the date of grant. In such a case, the amount of ordinary income recognized by such an SSIP participant and deductible by the Participating Subsidiary will be equal to the excess of the fair market value of the award as of the date of grant over the amount paid, if any, by the SSIP participant for the award. If such election is made and an SSIP participant thereafter forfeits his or her award, no refund or deduction will be allowed for the amount previously included in such SSIP participant’s income.

Generally, with respect to employees, a Participating Subsidiary is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, the satisfaction of a tax reporting obligation and any tax withholding condition, a Participating Subsidiary generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long- or short-term depending on whether the stock was held for more than one year from the date ordinary income is measured.

Section 409A

If an award under the SSIP is subject to Section 409A of the Code, but does not comply with the requirements of Section 409A of the Code, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. SSIP participants are urged to consult with their tax advisors regarding the applicability of Section 409A of the Code to their awards.

Interests of Directors and Executive Officers

Our directors and executive officers have substantial interests in the matters set forth in this proposal since equity awards may be granted to them under the SSIP.

Vote Required

The affirmative vote of a majority of the votes cast at the 2022 Annual Meeting will be required to approve the increase of the number of shares of each Participating Subsidiary’s common stock authorized for issuance under the SSIP. Abstentions and broker-non-votes are not votes cast and therefore will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE INCREASE IN THE NUMBER OF SHARES OF EACH PARTICIPATING SUBSIDIARY’S COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE SSIP.

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PROPOSAL 5

ADDITION OF ELUSYS AS A PARTICIPATING SUBSIDIARY IN THE SUBSIDIARIES STOCK INCENTIVE PLAN

On August 2, 2021, the Board of Directors, including the independent members of the Compensation Committee, adopted the 2021 Subsidiaries Stock Incentive Plan (the “SSIP”). The SSIP is designed to compensate employees of NightHawk’s subsidiaries based on their responsibilities and for their contributions to the successful achievement of certain corporate goals and objectives of such subsidiaries and to share the success and risks of such subsidiaries based upon achievement of business goals. On September 15, 2021, our stockholders approved the SSIP.

In an effort to preserve cash and to attract, retain and motivate persons who make important contributions to Elusys, we would like to enable Elusys to issue awards under the SSIP to officers, directors, employees and consultants of Elusys. The SSIP currently allows for ten percent (10%) of the total outstanding shares of each participating subsidiary’s common stock to be reserved for issuance under the SSIP (all of which may be granted as “incentive stock options” as defined in Section 422 of the Code). If Proposal 4 is approved, the number of shares of each participating subsidiary’s common stock reserved for issuance under the SSIP will be increased to fifteen percent (15%) of its total outstanding shares of our common stock as of the date such increase is approved by stockholders of NightHawk for each current participating subsidiary and as of the effective date of adoption of the SSIP for any participating subsidiary that adopts the SSIP after the date such increase is approved by the stockholders of NightHawk.

The principal provisions of the SSIP, as amended, are summarized under Proposal 4–Amendment to Subsidiaries Stock Incentive Plan and the proposed amendment thereto is attached hereto as Appendix B. The following discussion is qualified in its entirety by reference to the SSIP.

About Elusys

On December 21, 2021, we entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) by and among us, our wholly owned subsidiary (“Merger Sub”), and Elusys Therapeutics, Inc, providing for, among other things, the merger of Merger Sub with and into Elusys, with Elusys continuing as the surviving entity as our wholly owned subsidiary. On April 18, 2022, we closed the Merger contemplated by the Merger Agreement (the “Closing”). Pursuant to the Merger Agreement, as merger consideration (“Merger Consideration”) we paid at the Closing a cash upfront payment of $3,000,000 to certain of the equity holders of Elusys (the “Sellers”) and assumed and contributed $867,646 to the payment of 50% of certain Elusys lease termination and employee severance payments. We also paid to the Sellers (i) $2,000,000 at the same time as the initial pass through revenue was distributed to the Sellers as described below and (ii) earn out payments for a period of 12 years from the date of Closing equal to 10% of the gross dollar amount of payments received during each one year period during such twelve year period with respect to any sale, license or commercialization anywhere in the world of Anthim that either: (a) occurs during the first nine years after the Closing Date in any respect; or (b) occurs thereafter pursuant to any contract, agreement, commitment or order that is placed, granted, awarded or entered into during the first nine years after the Closing Date.

In addition, NightHawk has agreed to fulfill the future obligations of Elusys under an existing U.S. Government contract and pass through and distribute to the Sellers the revenue that is received under such contract minus the costs associated with such fulfillment obligations, subject to certain adjustments to the Merger Consideration specified in the Merger Agreement, including income taxes payable with respect to such payments. The Merger Agreement further provides that eighty percent of any amounts paid to and received by Elusys after the Closing and prior to June 30, 2023 with respect to the sale of 1,500 pre-filled vials of Anthim shall be paid to the Sellers, subject to certain adjustments specified in the Merger Agreement. We also agreed to use commercially reasonable efforts to maintain, finance, operate and promote Anthim and maintain the existing government contract and to continue to operate the Elusys business so as to allow the Sellers to receive the Merger Consideration.

Elusys is a company focused on the commercialization of ANTHIM® (obiltoxaximab), which has received FDA approval and orphan drug exclusivity for the treatment of inhalational anthrax due to Bacillus anthracis.

Elusys has been awarded over $400 million in procurement and development contracts by the Biomedical Advanced Research and Development Authority (BARDA), the National Institute of Allergy and Infectious Disease (NIAID) and the Department of Defense (DoD). Working closely with these agencies, Elusys has been able to advance ANTHIM to the commercial stage providing a therapeutic for inclusion in the CDC’s Strategic National Stockpile (SNS) to strengthen US biosecurity against a potential anthrax attack. ANTHIM was licensed for commercial use by the FDA in 2016.

Elusys was formed in 1998 by Jeff Wolf, our President, Chief Executive Officer and Chairman of the Board of Directors, who directly and through affiliated entities owned approximately 1.2% of the outstanding stock of Elusys, in the form of common stock, which was subordinate in terms of distributions to the Elusys preferred stock. Due to the potential conflict of interest, NightHawk formed a Special Committee of its Board of Directors to review and negotiate the Merger Agreement. However, pursuant to the terms governing the Elusys preferred stock, the preferred stockholders of Elusys will receive all of the initial $5 million of Merger Consideration and all of the net payments from the $31 million of revenues related to fulfillment of the existing SNS contract. While the amount of earn out payments, if any, to be made over the 12 year period following closing is very uncertain, it also presently seems likely that most if not all of such payments will also be paid to the preferred stockholders of Elusys under the terms of such preferred stock.

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New Awards To Be Issued

As of the date of this proxy statement, we are unable to determine any additional grants of awards by Elusys under the SSIP that will be made.

Eligibility

Persons eligible to participate in the SSIP include all employees, officers, directors and consultants of a Participating Subsidiary, including employees, officers and directors of NightHawk that are also employees or officers of a Participating Subsidiary. As of July 20, 2022 there are approximately the following numbers of individuals of Elusys who are eligible participate in the SSIP:

	Executive Officers (1)	Non-Employee Directors (2)	Employees	Consultants
Elusys	2	4	3	0

———————

(1) All are officers of Nighthawk

(2) Includes 3 that are non-employee directors of NightHawk

Interests of Directors and Executive Officers

Our directors and executive officers have substantial interests in the matters set forth in this proposal since equity awards may be granted to them by Elusys under the SSIP.

Vote Required

The affirmative vote of a majority of the votes cast at the 2022 Annual Meeting will be required to approve the addition of Elusys as a participating subsidiary of the SSIP. Abstentions and broker-non-votes are not votes cast and therefore will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE ELUSYS AS A PARTICIPATING SUBSIDIARY IN THE SSIP.

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PROPOSAL 6

ADVISORY VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 we are required to provide our stockholders with the opportunity to cast an advisory vote on the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules.  The advisory stockholder vote to approve the compensation of our named executive officers is often referred to as the “say-on-pay vote.” This say-on-pay vote will not be binding on us, the Board of Directors, or the Compensation Committee.

As described in detail in this proxy statement, our executive compensation program is designed to (1) align executive officers’ interests with those of our stockholders; (2) attract, motivate and retain executive officers; and (3) reward the achievement of our annual, long-term and strategic goals. Our executive officers are rewarded for the achievement of specific financial operating goals established by the Compensation Committee and the realization of increased stockholder value.

Our Compensation Committee continually reviews the compensation programs for our executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.

The Board of Directors is asking our stockholders to indicate their support for our named executive officers’ compensation as disclosed in this proxy statement. This proposal gives our stockholders the opportunity to express their views on our executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

Accordingly, the Board of Directors will ask our stockholders to vote “FOR” the following resolution at the 2022 Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers as disclosed in the proxy statement for the 2022 Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission set forth in Item 402 of Regulation S-K (which disclosure includes the Summary Compensation Table for fiscal year 2021, and the other related tables and disclosures).”

The say-on-pay vote is advisory, and therefore is not binding on us, the Compensation Committee or the Board of Directors. The Board of Directors and Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officers’ compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Required Vote

The affirmative vote of a majority of the votes cast at the 2022 Annual Meeting will be required to approve, on an advisory basis, the compensation of the Company’s named executive officers. Abstentions and broker-non-votes are not votes cast and therefore will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS AND COMPENSATION COMMITTEE UNANIMOUSLY RECOMMEND A VOTE FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

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EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Below is certain information regarding our executive officer who is not a member of the Board of Directors.

Name	Age	Position	Served as an Officer Since
William Ostrander	54	Chief Financial Officer, Controller and Secretary	2019

William L. Ostrander, Chief Financial Officer and Secretary

Mr. Ostrander currently serves as our Chief Financial Officer, a position he was appointed to on January 4, 2021 and has served as our Secretary since September 25, 2019 when he joined our company as Vice President of Finance. Mr. Ostrander has over 22 years of experience in financial management at public and private companies. From November 2014 until joining our company, Mr. Ostrander served as Executive Director of Finance at Liquidia Technologies, Corporation, a publicly-traded biopharmaceutical company. Prior to that, he served as Senior Director of Finance and Accounting at KBI Biopharma, a biopharmaceutical contract services company. He also served as Manager of Finance at LexisNexis Risk Solutions, a data analytics solutions company. Prior to that, he served as Controller of Seisint Inc., a private information products company that was acquired by LexisNexis. He also served as Senior Manager, Finance and held other accounting and finance positions for Boca Research, a data communications hardware manufacturer. Mr. Ostrander holds a B.S. in Finance from Central Michigan University.

EXECUTIVE COMPENSATION

We are a “smaller reporting company” and the following compensation disclosure is intended to comply with the requirements applicable to smaller reporting companies. Although the rules allow us to provide less detail about our executive compensation program, the Compensation Committee is committed to providing the information necessary to help stockholders understand its executive compensation-related decisions. Accordingly, this section includes supplemental narratives that describe the 2021 executive compensation program for our named executive officers.

Set forth below is the compensation paid or accrued to our Named Executive Officers during the years ended December 31, 2021 and December 31, 2020:

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards (9)		Options (9)		Other		Total
Jeffrey Wolf	2021	$539,623	$270,000	$2,633,525	(1)	$1,964,424	(2)	$500,000	(3)	$5,907,572
Chairman and Chief Executive Officer	2020	$440,406	$220,203	$910,800	(4)	$4,348,528	(5)	$500,000	(6)	$6,419,937

William L. Ostrander	2021	$274,817	$96,250	$—		$451,602	(7)	$—		$822,669
Chief Financial Officer	2020	$226,600	$45,321	$—		$66,427	(8)	$—		$338,348

———————

(1)	Mr. Wolf was issued 288,100 shares of restricted stock on January 4, 2021 and 246,305 shares of restricted stock on December 13, 2021.
(2)	Mr. Wolf was issued 147,980 option awards on January 4, 2021, 42,216 option awards on August 2, 2021 for the subsidiary plans as described in Note 11 to the Company’s audited consolidated financial statements for the years ended December 31, 2021 and 2020 included in the Annual Report on Form 10-K for the year ended December 31, 2021, 161,774 option awards on December 13, 2021 and 231,987 option awards on December 30, 2021. The December 31, 2021 option grant is subject to forfeiture if an amendment to the 2018 Plan to increase the number of shares of common stock available for grant is not approved by our stockholders.
(3)	This is a special bonus to cover the estimated taxes from the 246,305 restricted share award granted on December 13, 2021.
(4)	Mr. Wolf was issued 282,857 shares of restricted stock on January 2, 2020.
(5)	Mr. Wolf was issued 285,714 option awards on July 28, 2020 and 201,728 option awards on August 24, 2020 pursuant to a contract obligation in his employment agreement that entered into in 2009.

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(6)	This is a special bonus to cover the estimated taxes from the 288,100 restricted share award granted on January 4, 2021.
(7)	Mr. Ostrander was issued 51,487 option awards on January 4, 2021, 2,127 option awards on August 2, 2021 for the subsidiary plans as described in Note 11, to the Company’s audited financial statements for the years ended December 31, 2021 and 2020 included in the Annual Report on Form 10-K for the year ended December 31, 2021, and 68,807 option awards on December 13, 2021.
(8)	Mr. Ostrander was issued 21,428 option awards on March 12, 2020.
(9)	For all stock options and stock awards, the values reflect the aggregate grant date fair value computed in accordance with FASB ASC 718. Assumptions made in the calculation of these amounts are described in Note 11 to the Company's audited consolidated financial statements for the years ended December 31, 2021 and 2020 included in the Annual Report on Form 10-K for the year ended December 31, 2021.

Narrative Disclosure To Summary Compensation Table

Overview of Our Compensation Program

A. Philosophy and Objectives

Our primary objective with respect to executive compensation is to design compensation programs that will align executives’ compensation with our overall business strategies for the creation of stockholder value and attract, motivate and retain highly qualified executives.

Our executive compensation program is based on the following philosophies and objectives:

●	Compensation Should Align with Stockholders’ Interests — The Compensation Committee and our Board of Directors believes that executives’ interests should be aligned with those of the stockholders. Executives are granted restricted stock and stock options so that the majority of their total compensation is tied directly to the value realized by our stockholders. Executive bonuses are tied directly to company strategy and operational execution which contributed to our success as a whole.

●	Compensation is Competitive — The Compensation Committee and Board seek to provide a total compensation package that attracts, motivates and retains the executive talent that we need in order to maximize the return to stockholders and execute our operational and scientific strategy. To accomplish this objective, executive compensation is reviewed annually to ensure that compensation levels are competitive and reasonable in relation to comparable companies with which we compete for talent.

●	Compensation Motivates and Rewards the Achievement of Goals — Our executive compensation program is designed to appropriately reward both individual and collective performance that meets and exceeds our annual and long-term strategic and operational goals. To accomplish this objective, a substantial percentage of total compensation is variable, “at risk”, both through annual incentive compensation and the granting of long-term incentive awards.

We seek to achieve these objectives through three key compensation elements:

●	a base salary;
●	a performance-based annual cash incentive (i.e., annual cash incentive compensation); and
●	long term equity awards.

In order to enhance the Compensation Committee’s ability to carry out its responsibilities effectively, as well as maintain strong links between executive pay and performance, the Compensation Committee reviews compensation information for each Named Executive Officer, which includes the following information:

●	the annual compensation and benefit values that are being offered to each executive;
●	the value of all outstanding equity awards; and
●	discussions with our Chairman, Chief Executive Officer and other senior management in connection with compensation matters, as well as compensation consultants and other advisors from time to time.

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B. Compensation Administration

Roles and Responsibilities of Compensation Committee

The primary purpose of the Compensation Committee is to conduct reviews of our general executive compensation policies and strategies and oversee and evaluate our overall compensation structure and programs. The Compensation Committee confirmed that total compensation paid to our Named Executive Officers during the year ended December 31, 2021, was reasonable and competitive. The following were our Named Executive Officers for the year ended December 31, 2021: Jeffrey Wolf, our Chief Executive Officer and William L. Ostrander, our Chief Financial Officer (collectively, our “Named Executive Officers”). Responsibilities of the Compensation Committee include, but are not limited to:

●	Establishing on an annual basis performance goals and objectives for purposes of determining the compensation of our Chief Executive Officer and other senior executive officers, evaluating the performance of such officers in light of those goals and objectives, and setting the compensation level for those officers based on this evaluation.

●	Recommending to the Board the compensation for independent Board members (including retainer, committee and committee chair’s fees, stock options and components of compensation as appropriate).

●	Reviewing the competitive position of, and making recommendations to the Board with respect to, the cash-based and equity-based compensation plans and other programs relating to compensation and benefits.

●	Reviewing our financial performance and operations as well as our major benefit plans.

●	Overseeing the administration of our equity and other executive compensation plans, including recommending to the Board of Directors the granting of equity awards under those plans, and the approval or disapproval of the participation of individual employees in those plans.

●	Reviewing and approving for our Chief Executive Officer and other senior executive officers: (a) employment agreements; (b) severance agreements; (c) change in control agreements/provisions; and (d) any other material perquisites or other in-kind benefits.

Additional information regarding the Compensation Committee’s responsibilities is set forth in its charter, which is posted on our website at www.nighthawkbio.com.

Use of Compensation Consultant

The Compensation Committee retained Meridian Compensation Partners, LLC (“Meridian”), a nationally-recognized global human resources consulting firm, as its independent compensation advisor in 2020 and 2021. Meridian principally provides analysis, advice and recommendations regarding named executive officer and non-employee director compensation as well as guidance and considerations on our long-term incentive program for all eligible employees including salary, bonus, benefits and equity awards for our executive officers and retainers, meeting fees and equity awards for our directors. Meridian reports to the Chairman of the Compensation Committee and has direct access to the other members of the Compensation Committee. Meridian does not provide any other services to the Company other than in its role as the Compensation Committee’s independent advisor. The Compensation Committee has evaluated Meridian’s reports and, as they considered appropriate to achieve the best interests of the Company and its stockholders, implemented the recommendations.

The Compensation Committee considered whether Meridian had any conflicts of interest in advising the Committee. In doing so, the Compensation Committee considered whether Meridian had been providing services of any other nature to us; the amount of fees received from us by Meridian; the policies and procedures adopted by Meridian that have been designed to prevent conflicts of interest; whether any business or personal relationships existed between the consultants employed by Meridian who worked on our matters and any member of the Compensation Committee; whether any business or personal relationship existed between such consultants and any of the our executive officers; and whether Meridian or such consultants hold any of our common stock. Upon evaluating such considerations, the Committee found no conflicts of interest in Meridian advising the Compensation Committee.

Role of the Chief Executive Officer

Our Chief Executive Officer, Mr. Wolf, makes recommendations to the Compensation Committee regarding the compensation of our other named executive officers. Mr. Wolf does not participate in any discussions or processes concerning his own compensation and participates in a non-voting capacity in discussions or processes concerning the compensation of our Chief Financial Officer and other members of management.

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Compensation Committee Consideration of Shareholder Advisory Votes

At our annual meeting of stockholders held on July 23, 2019, we submitted our executive compensation program that covers our Named Executive Officers to our stockholders for a nonbinding advisory vote. Our executive compensation program received the support of holders of approximately 84% of the shares that voted on this proposal at the annual meeting of stockholders (including abstentions but excluding broker non-votes). In addition, at our annual meeting of stockholders held on July 23, 2019, our stockholders voted on an advisory basis with respect to the frequency of future advisory votes on our executive compensation program. Holders of a majority of the shares that voted on this proposal at the meeting (including abstentions but excluding broker non-votes) expressed their preference for an advisory vote every three years. Accordingly, we are holding an advisory vote on executive compensation at the 2022 Annual Meeting.

C. Competitive Considerations

In making compensation decisions with respect to each element of compensation for our Named Executive Officers, the Compensation Committee believes that it is important to be informed as to the competitive market practices at similarly situated public companies. In setting 2021 target total direct compensation levels for our Named Executive Officers, the Compensation Committee relied in part on reports prepared by Meridian effective January 4, 2021. Meridian conducted a comprehensive assessment of our Named Executive Officer’s pay program relative to a peer group of 17 similarly-situated public companies that were pre-revenue cancer therapeutics companies with market capitalizations between $150 million and $1.5 billion. The elements of the Named Executive Officer’s pay programs assessed against peer group practices for 2021 included: (1) base salary, (2) target annual incentives (bonuses), (3) target total cash compensation, (4) long-term incentives, and (5) target total direct compensation. In addition, Meridian also provided an analysis of our pay mix relative to peer group practices. Meridian’s assessment included our Chief Executive Officer and Chief Financial Officer. The Compensation Committee considered the competitive market pay data of our peer group that was included in Meridian’s analysis and relevant survey data when setting each Named Executive Officer’s compensation.

The Compensation Committee’s desired competitive positioning and its pay program decision-making (in terms of both compensation levels and overall mix of pay which is focused on variable or “at risk” compensation) is reflective of our pay for performance philosophy and provides alignment of executive interests with those of our stockholders.

We believe that, given the industry in which we operate and our compensation philosophy and objectives, our approach to executive compensation is sufficient to retain our current executive officers and to hire new executive officers when and as required.

D. Components of Compensation

The allocation between cash and non-cash named executive officer compensation is influenced by subjective and objective factors considered by the Compensation Committee and is intended to reflect the Compensation Committee’s determination of the appropriate compensation mix among base pay, annual cash incentives and long-term equity incentives for each named executive officers.

1. Base Salaries

We provide our Named Executive Officers a competitive level base salary commensurate with their position, responsibilities and experience. In setting the base salary, the Compensation Committee considers a number of factors including, peer group market data, our company performance and each Named Executive Officer’s role and responsibilities, experience and individual performance. We design base pay to be competitive in attracting and retaining top talent.

Initial base salaries for the Named Executive Officers were set by their initial respective employment contracts and are reviewed annually by the Compensation Committee. The Compensation Committee determined that our Chief Executive’s Officer’s and Chief Financial Officer’s 2021 base salary levels were below market practice of our peer group; therefore the base salaries were increased in January 2021. The 2020, 2021, and 2022 base salaries for our current Named Executive Officers are as follows:

Named Executive Officer	Base Salary 2020	Base Salary 2021	Base Salary 2022
Jeffrey Wolf, Chief Executive Officer	$440,406	$540,000	$561,600
William L. Ostrander, Chief Financial Officer	$226,600	$275,000	$350,000

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2. Bonuses

For 2021, the Compensation Committee recommended to the full Board of Directors the following bonus payouts to our Named Executive Officers:

●	Jeffrey Wolf bonus. The Board of Directors approved the Compensation Committee’s recommendation that Mr. Wolf receive a $270,000 cash bonus (50% of gross salary). In addition, in recognition of Mr. Wolf’s achievements in successfully financing our company and expanding the product development pipeline, the Board approved the Compensation Committee’s recommendation that Mr. Wolf also receive a $500,000 cash bonus in 2021 to cover his estimated taxes with respect to a restricted stock award that he received on December 13, 2021.
●	William Ostrander bonus. The Board of Directors approved the Compensation Committee’s recommendation that Mr. Ostrander receive a $96,250 cash bonus (35% of gross base salary).

The employment agreement with Jeffrey Wolf that was in effect during 2020 and 2021 provided that he was eligible for a cash performance bonus of up to fifty percent (50%) of his base as well an equity bonus in the sole discretion of the Board of Directors, with the actual amount of any such bonus increased or decreased in the sole discretion of the Board of Directors. William L. Ostrander’s offer letter that was in effect for 2020 provided for an annual bonus of up to twenty percent (20%) of his base and as well as an equity bonus in the sole discretion of the Board of Directors, with the actual amount of any such bonus increased or decreased in the sole discretion of the Board of Directors. The cash performance bonus was increased to thirty percent (30%) when he was promoted to Chief Financial Officer effective January 4, 2021 and increased to thirty five percent (35%) in December 2021. The Compensation Committee believes that the granting of a bonus is appropriate to motivate the Named Executive Officers. The Compensation Committee focuses on individual performance, which enables the Compensation Committee to differentiate among executives and emphasize the link between personal performance and compensation. Although the Compensation Committee does not use any fixed formula in determining bonuses, it does link them to financial objectives of importance to it.

3. Long-Term Incentives

A substantial portion of the Named Executive Officer’s total compensation is in the form of equity-based compensation to encourage retention and better align the interests of the Named Executive Officers with the stockholders. The Compensation Committee determined to grant a combination of stock options and restricted stock awards to the current Named Executive Officers and other key employees as the primary long-term incentive vehicles.

In 2020 and 2021 the Compensation Committee determined the size of equity awards granted to the Named Executive Officers based on the following factors: accounting impact, peer group market data, our company performance and each Named Executive Officer’s position, role and responsibilities, experience, tenure, individual performance and pro forma percent ownership. In addition, the Compensation Committee considered that there was a lack of realizable value from their prior awards since substantially all of the prior awards were of significant low value and/or underwater or held low value. The Compensation Committee also sought to better align the Chief Executive Officer’s equity ownership interest in our company with that of other chief executive officers of our peer group companies. The Compensation Committee determined in January 2021 and December 2021 to grant a combination of options and restricted stock awards to the Chief Executive Officer and options to the Chief Financial Officer.

In January 2021, Jeffrey Wolf was granted 288,100 restricted stock awards as part of his long-term incentive compensation for the year ended January 2021. On December 13, 2021, Mr. Wolf was also awarded 246,305 shares of restricted common stock, half of which vests immediately and the remaining half vests on January 1, 2022. The 246,305 shares of restricted stock were awarded pursuant to the terms of an amended and restated restricted stock agreement. The restricted stock awards will vest 50% immediately and 50% on the one-year anniversary of the grant date. The restricted stock agreements with respect to the foregoing grants, among other things, prohibit transfers of the restricted stock prior to the two-year anniversary of the grant date other than by will, laws of descent and distribution and in the event of death. In addition, sales or transfers made after the two year anniversary of the grant date are subject to the right of us to buy back the stock at any time that the holder desires to sell the restricted stock at a price equal to the lower of the closing price per share and 17 times the closing price per share on the date of grant with respect to the 2020 and 2021 grants and 10 times the closing price per share on the date of grant with respect to the 2021 grants. In January 2021, Mr. Wolf was also granted an option to purchase up to 147,980 shares of common stock that vest on the two-year anniversary of the grant date. On December 13, 2021 and December 31, 2021, Mr. Wolf was awarded an option to purchase 161,774 and 231,987 shares of our common stock, respectively.

On December 13, 2021, Mr. Ostrander was awarded a ten-year option to purchase 68,807 shares of our common. Mr. Ostrander was issued 51,487 option awards on January 4, 2021.

In July and August 2020, Mr. Wolf was granted additional option awards to purchase 285,714 and 201,728 shares of common stock, respectively pursuant to the terms of his employment agreement entered into in 2009, which provided for such grant upon achievement of the milestone of our market capitalization being at least $500 million for at least 15 business days. These options vested upon issuance and are exercisable through the tenth anniversary of the date of grant.

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On August 2, 2021, the Board of Directors adopted the Heat Biologics, Inc. 2021 Subsidiaries Stock Incentive Plan, which the Board of Directors renamed, effective July 26, 2022, the NightHawk Biosciences, Inc. 2021 Subsidiaries Stock Incentive Plan (the “SSIP”). The SSIP is designed to compensate employees of our subsidiaries based on their responsibilities and for their contributions to the successful achievement of certain corporate goals and objectives of such subsidiaries and to share the success and risks of such subsidiaries based upon achievement of business goals.  In addition, in August we issued to Mr. Wolf options under the SSIP to purchase 10,526, 10,638, 10,526 and 10,526 shares of common stock of Skunkworx, Scorpion, Abacus, and Blackhawk, respectively and we issued Mr. Ostrander 2,127 shares the common stock of Scorpion, all subject to forfeiture if the Subsidiary Plan was not approved by our stockholders at our annual meeting so stockholders.  At our Annual Meeting of Stockholders held on September 15, 2021, the SSIP was approved by our stockholders. Skunkworx, Scorpion, Abacus, and Blackhawk currently have 200,100, 200,100, 200,000 and 200,000 shares outstanding.

The Compensation Committee does not seek to time equity grants to take advantage of information, either positive or negative, about our company that has not been publicly disclosed. Option grants are effective on the date the award determination is made by the Compensation Committee, and the exercise price of options is the closing market price of our common stock on the business day of the grant or, if the grant is made on a weekend or holiday, on the prior business day.

Outstanding Equity Awards at Fiscal Year-End (December 31, 2021)

	Option Awards					Stock Awards
								Market
	Number of		Number of			Number of		value of
	securities		securities			shares or		shares or
	underlying		underlying			units of		units of
	unexercised		unexercised	Option	Option	stock that		stock that
	options/		options/	exercise	expiration	have not		have not
Name and Principal Position	exercisable		unexercisable	price	date	vested		vested
Jeffrey Wolf	1,428	(1)	—	$603.40	06/11/2024	—		—
Chairman and	178	(2)	—	$317.10	1/12/2025	—		—
Chief Executive Officer	1,343	(3)	—	$172.90	1/11/2026	—		—
	1,071	(4)	—	$60.20	12/30/2026	—		—
	1,785	(5)	—	$60.90	1/03/2027	—		—
	8,331	(6)	177	$27.79	1/07/2028	—		—
	102,856	(7)	11,429	$7.42	1/02/2029	—		—
	285,714	(8)	—	$14.49	7/28/2030	—		—
	201,728	(9)	—	$8.40	8/24/2030	—		—
	—	(10)	147,980	$5.67	1/04/2031	—		—
	3,933	(11)	6,705	$1.30	8/02/2031	—		—
	3,892	(12)	6,634	$1.67	8/02/2031	11,429	(13)	$34,744	(13)
	3,892	(14)	6,634	$0.01	8/02/2031	12,858	(15)	$39,088	(15)
	3,892	(16)	6,634	$0.01	8/02/2031	84,858	(17)	$171,979	(17)
	—	(18)	161,774	$4.06	12/13/2031	144,050	(19)	$437,912	(19)
	—	(20)	231,987	$4.06	12/30/2031	123,153	(21)	$374,385	(21)

William L. Ostrander	6,026	(22)	4,688	$3.64	9/25/2029	—		—
Chief Financial Officer	9,374	(23)	12,054	$4.20	3/12/2030	—		—
	17,162	(24)	34,325	$5.67	1/04/2031	—		—
	787	(25)	1,340	$1.30	8/02/2031	—		—
	—	(26)	68,807	$4.06	12/13/2031	—		—

———————

(1)	All shares are fully vested as of January 2016.
(2)	All shares are fully vested as of December 2018.
(3)	All shares are fully vested as of December 2019.
(4)	All shares are fully vested as of December 2020.
(5)	All shares are fully vested as of January 2021.
(6)	Issued January 7, 2018, these shares vest over a 46-month period and will be fully vested in January 2022.
(7)	Issued January 2, 2019, 57,142 shares vested on January 2, 2019; 34,285 shares vested on January 2, 2020; 11,429 shares vested on January 2, 2021 and 11,429 shares vest on January 2, 2022.
(8)	All shares vested on July 28, 2020.
(9)	All shares vested on August 24, 2020.
(10)	Issued January 4, 2021, these shares fully vest on January 4, 2023.
(11)	Issued August 2, 2021, these Scorpion subsidiary plan option shares vest 1,282 shares on October 15, 2021; 9,356 over a 10-month period and will be fully vested in August 2022.

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(12)	Issued August 2, 2021, these Skunkworx subsidiary plan option shares vest 1,282 shares on October 15, 2021; 9,258 over a 10-month period and will be fully vested in August 2022.
(13)	Issued January 2, 2019, 57,142 restricted stock units vested January 2, 2019; 34,286 vested January 2, 2020; 11,428 vested January 2, 2021; and 11,429 vest January 2, 2022. Amount represents the value of shares at December 31, 2021. Market value based on closing price of the common stock of $3.04 on December 31, 2021.
(14)	Issued August 2, 2021, these Abacus subsidiary plan option shares vest 1,282 shares on October 15, 2021; 9,258 over a 10-month period and will be fully vested in August 2022.
(15)	Issued December 30, 2019, 64,285 restricted stock units vested December 30, 2019; 38,571 vested December 30, 2020; 12,857 vested December 30, 2021; and 12,857 vest December 30, 2022. Amount represents the value of shares at December 31, 2021. Market value based on closing price of the common stock of $3.04 on December 31, 2021.
(16)	Issued August 2, 2021, these Blackhawk subsidiary plan option shares vest 1,282 shares on October 15, 2021; 9,258 over a 10-month period and will be fully vested in August 2022.
(17)	Issued January 2, 2020, 141,428 restricted stock units vested January 2, 2020; 84,858 vested January 2, 2021; 28,285 vest January 2, 2022; and 28,286 vest January 2, 2023. Amount represents the value of shares at December 31, 2021. Market value based on closing price of the common stock of $3.04 on December 31, 2021.
(18)	Issued December 13, 2021, these shares fully vest on December 13, 2023.
(19)	Issued January 4, 2021, 144,050 restricted stock units vested January 4, 2021; 144,050 vest January 4, 2022. Amount represents the value of shares at December 31, 2021. Market value based on closing price of the common stock of $3.04 on December 31, 2021.
(20)	Issued December 30, 2021, these shares fully vest on December 30, 2023.
(21)	Issued December 13, 2021, 123,052 restricted stock units vested December 13, 2021; 123,053 vest January 1, 2022. Amount represents the value of shares at December 31, 2021. Market value based on closing price of the common stock of $3.04 on December 31, 2021.
(22)	Issued September 25, 2019, these shares vest over a 48-month period and will be fully vested in September 2023.
(23)	Issued March 12, 2020, these shares vest over a 48-month period and will be fully vested in March 2024.
(24)	Issued January 4, 2021, 17,162 shares vested on January 4, 2021; 17,162 vest on January 4, 2022; and 17,163 vest on January 4, 2023.
(25)	Issued August 2, 2021, these Scorpion subsidiary plan option shares vest 1,282 shares on October 15, 2021; 9,356 over a 10-month period and will be fully vested in August 2022.
(26)	Issued December 13, 2021, these shares vest over a 48-month period and will be fully vested in December 2025.

Employment Agreements

On December 18, 2009, we entered into an employment agreement with Jeffrey Wolf to act as our Chief Executive Officer, which agreement was amended on November 22, 2011, and further amended on each of January 20, 2014, January 11, 2016, January 1, 2017 and January 2, 2020. Pursuant to the employment agreement in effect during 2020, Mr. Wolf received an annual base salary of $540,000 per year. He was also eligible to receive, at the sole discretion of the Board of Directors, an additional cash performance-based bonuses equal to up to 50% of his then outstanding base salary at the end of each year and a discretionary equity award, with the actual amount of his bonus to be increased or decreased in the sole discretion of the Board of Directors. In addition, he was also eligible to receive certain options to purchase 2% of our fully diluted equity at an exercise price equal to the then current market price if our stock is traded on a nationally recognized exchange and our market capitalization is at least $500 million for at least 15 business days, which milestone was achieved in July 2020.

On January 4, 2021, we entered into a new employment agreement with Jeffrey Wolf (the “Wolf Agreement”) to continue to serve as our Chief Executive Office and President, which agreement replaces the employment agreement that we had entered into with Mr. Wolf on December 18, 2009, as amended on November 22, 2011, and further amended on each of January 20, 2014, January 11, 2016, January 1, 2017 and January 2, 2020. Pursuant to the terms of the Wolf Agreement, Mr. Wolf will receive an annual base salary of $540,000 per year. He also may receive, at the sole discretion of the board, an additional cash performance-based bonuses equal to up to 50% of his then outstanding base salary at the end of each year and a discretionary equity award, with the actual amount of his bonus to be increased in the sole discretion of the Board of Directors. In addition, he is to receive (i) an incentive cash bonus in an amount equal to 2% of the Transaction Consideration (as defined in the agreement) paid in connection with the consummation of a Change in Control (as defined in the agreement), provided that such Change in Control results in the stockholders of the Company receiving (or being entitled to receive, whether upon the consummation of the Change in Control or at a future date) transaction consideration worth at least 125% of the average closing trading price of the Company’s common stock during the 20 trading-day period immediately preceding the consummation of the Change in Control and (ii) an equity bonus in the form of additional stock options or restricted stock units or shares of restricted stock equal to 2% of the total fully-diluted equity of the Company if the market capitalization of the Company is equal to or exceeds a valuation of $500 million or more for fifteen (15) business days or longer. In addition, subject to certain condition, Mr. Wolf may also be entitled to receive equity in newly formed subsidiaries of the Company. If the Wolf Agreement is terminated for death or disability (as defined in the Wolf Agreement), he (or his estate in the event of death) will receive any unpaid base salary through the date of death or disability, any unpaid target bonus earned through date of termination and he shall be entitled to exercise any vested awards for the shorter of 24 months after termination and the remaining term of the award. If Mr. Wolf’s employment is terminated by us other than for Cause (as defined in the agreement) or by him for Good Reason (as defined in the Wolf Agreement), he will receive a payment of an amount equal to one (1) times his annual base salary plus his annual target bonus amount for the year of termination assuming payment in full of the annual target bonus, accelerated vesting of all unvested equity awards, extension of the time period in which to exercise awards equal to the lesser of 24 months after termination or the remaining term of the award and payment of COBRA premiums for the earlier or twelve months, the date he becomes eligible for other group benefits or his rights to COBRA expire. In addition, in the event the Company terminates Mr. Wolf’s employment upon or at any time in connection with a Change of Control Transaction (as defined in the Wolf Agreement), Mr. Wolf is entitled to a lump sum cash payment equal to 24 months of his current base pay, a cash payment equal to a pro-rated amount of his target annual target bonus for the year preceding termination, payment in full for COBRA for 12 months following termination and immediate vesting of the unvested portion of any outstanding equity awards and a period to exercise the awards equal to the lesser of 12 months after termination or the remaining term of the award. If within one year after the occurrence of a Change in Control, Mr. Wolf terminates his employment for Good Reason or the Company terminates his employment for any reason other than death, disability of cause Mr. Wolf is entitled to a lump sum cash payment equal to 24 months of his current base pay, a cash payment equal to his full target annual target bonus, payment in full for COBRA for 12 months following termination and immediate vesting of the unvested portion of any outstanding equity awards and a period to exercise the awards equal to the lesser of 24 months after termination or the remaining term of the award. Under the Wolf Agreement, Mr. Wolf has also agreed to non-competition provisions.

 41

Effective September 24, 2019 we entered into an offer letter with Mr. Ostrander to serve as our Vice President of Finance and Secretary. Effective January 4, 2021, Mr. Ostrander, was promoted to Chief Financial Officer. In connection with Mr. Ostrander’s new role as our Chief Financial Officer, effective January 4, 2021, we entered into an amendment (the “Ostrander Amendment”) to the offer letter, dated September 23, 2019, which had been amended on January 1, 2020. Pursuant to the Ostrander Amendment, Mr. Ostrander’s base salary was increased from $226,600 to $275,000 and his bonus target was increased to 30% of his base salary. Mr. Ostrander was also eligible for other benefits consistent with those received by our other executives.

On December 15, 2021, we entered into a four-year employment agreement, effective as of January 1, 2022, with William Ostrander (the “Ostrander Employment Agreement”), to continue to serve as our Chief Financial Officer and Corporate Secretary.  The Ostrander Employment Agreement replaced the Offer Letter entered into by us with Mr. Ostrander, dated September 23, 2019, as amended on January 1, 2020 and January 4, 2021. Pursuant to the Ostrander Employment Agreement, Mr. Ostrander is entitled to an annual base salary of $350,000 and will be eligible for discretionary performance bonus payments of thirty-five percent (35%) of his annual base salary.  If Mr. Ostrander’s employment is terminated for any reason, he or his estate as the case may be, will be entitled to receive the accrued base salary, vacation pay, expense reimbursement and any other entitlements accrued by him to the extent not previously paid (the “Accrued Obligations”); provided, however, that if his employment is terminated by us without Just Cause (as defined in the Ostrander Employment Agreement) then in addition to paying the Accrued Obligations, (i) we shall continue to pay his then current base salary for a period of six (6) months; and (ii) the vesting on all unvested options shall be accelerated so that all options shall become fully vested. If his employment is terminated within one year of a Change of Control (as defined in the 2018 Stock Incentive Plan), he will be paid his then current base salary for a period of six (6) months.

OTHER INFORMATION REGARDING THE COMPANY

The following table sets forth information, as of July 20, 2022, or as otherwise set forth below, with respect to the beneficial ownership of our common stock (i) all persons know to us to be the beneficial owners of more than 5% of the outstanding shares of our common stock, (ii) each of our directors and our executive officer named in the Summary Compensation Table, and (iii) all of our directors and our executive officer as a group. As of July 20, 2022, we had 25,658,452 shares of common stock outstanding.

Security Ownership of Management and Certain Beneficial Owners

Unless otherwise indicated the mailing address of each of the stockholders below is c/o NightHawk Biosciences, Inc., 627 Davis Drive, Suite 400, Morrisville, North Carolina 27560. Except as otherwise indicated, and subject to applicable community property laws, except to the extent authority is shared by both spouses under applicable law, the Company believes the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them.

				Beneficially
Name of Beneficial Owner	Common Stock		Shares Subject to Options (1)	Total Number of Shares Beneficially Owned	Percentage Ownership
Executive Officers & Directors
Jeffrey Wolf (Chairman of the Board of Directors, Chief Executive Officer and President) (2)	1,094,045	(3)	658,256	1,752,301	6.7%
William L. Ostrander (Chief Financial Officer and Secretary)	1,597		68,324	69,921	*
John K. A. Prendergast, Ph.D. (Director)	238,272	(4)	103,228	341,500	1.3%
John Monahan, Ph.D. (Director)	73		133,435	133,508	*
Edward B. Smith, III (Director)	143		133,435	133,578	*

All Executive Officers and Directors, as a group (5 persons)	1,334,130		1,096,678	2,430,808	9.1%

———————

*less than 1%

42

(1)	Represents shares subject to options that are currently vested and options that will vest and become exercisable within 60 days of July 20, 2022.
(2)	Includes 11,025 shares of common stock held by Orion Holdings V, LLC and 10,231 shares of common stock held by Seed-One Holdings VI, LLC, entities for which Mr. Wolf serves as the managing member. Mr. Wolf is deemed to beneficially own the shares held by such entities as in his role as the managing member he has the control over the voting and disposition of any shares held by these entities. Does not include 26,468 shares of common stock beneficially owned by Mr. Wolf’s children’s trust of which Mr. Wolf is not the trustee. Mr. Wolf disclaims beneficial ownership of these shares except to the extent of any pecuniary interest (as defined in Rule 16a – 1(a)(2) promulgated under the Exchange Act) that he may have in such entities. In addition, if our company is traded on a recognized national exchange while Mr. Wolf is employed by us and the market capitalization of our company is equal to or in excess of $500 million for at least fifteen business days, then Mr. Wolf will be entitled to receive an additional stock option equal to 2% of the then outstanding shares of our common stock, at an exercise price equal to the then current market price as determined in good faith by the board.
(3)	Includes 41,142 unvested shares received pursuant to restricted stock awards granted in December 2019 and January 2020 that are subject to forfeiture.
(4)	Includes 5,715 unvested shares received pursuant to restricted stock awards granted in January 2020 that are subject to forfeiture.

The following table sets forth information, as of July 20, 2022, or as otherwise set forth below, with respect to the beneficial ownership of our directors and named executive officers of the common stock of each of our subsidiaries set forth below and (ii) each of our directors and our executive officer named in the Summary Compensation Table, and (iii) all of our directors and our executive officer as a group.

	Pelican Therapeutics, Inc. (1)		Skunkworx Bio, Inc. (2)		Abacus Biotech, Inc. (2)		Scorpion Biological Services, Inc. (2)		Blackhawk Bio, Inc. (2)
Name of Beneficial Owner	Common Stock Beneficially Owned	%	Common Stock Beneficially Owned	%	Common Stock Beneficially Owned	%	Common Stock Beneficially Owned	%	Common Stock Beneficially Owned	%
Jeffrey Wolf	178,829	3.1%	10,526	5.0%	10,526	5.0%	10,638	5.0%	10,526	5.0%
William Ostrander	—		—		—		2,127	1.0%	—
John K. A. Prendergast, Ph.D.	—		—		—		—		—
John Monahan, Ph.D.	2,605	*	—		—		—		—
Edward B. Smith, III	15,148	*	—		—		—		—

Total	196,582	3.4%	10,526	5.0%	10,526	5.0%	12,765	6.0%	10,526	5.0%

———————

*	less than 1%
(1)	The shares of common stock of Pelican Therapeutics, Inc. (“Pelican”) were issued to each individual prior to Pelican becoming a subsidiary of our company.
(2)	Consists of options issued in each applicable subsidiary pursuant SSIP. Percent is the beneficial ownership percent for each individual in the applicable subsidiary.

43

NO DISSENTERS’ RIGHTS

The corporate actions described in this proxy statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Pursuant to our charter, our Audit Committee shall review on an on-going basis for potential conflicts of interest, and approve if appropriate, all our “Related Party Transactions” as required by of Section 120 of the NYSE American Company Guide. For purposes of the Audit Committee Charter, “Related Party Transactions” shall mean those transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404.

Since January 1, 2020 there have been no transactions to which we have been a party in which the amount involved exceeded $120,000 and in which any of our executive officers, directors or beneficial holders of more than five percent of our capital stock had or will have a direct or indirect material interest other than compensation arrangements that are described under the sections of this proxy statement entitled 2021 Director Compensation and Executive Compensation, and payments to certain of our directors and officers who are stockholders of Pelican Therapeutics for milestone payments as described in Note 4 to the audited financial statements included in NightHawk’s 2021 Annual Report on Form 10-K for the year ended December 31, 2021 and the transaction with Elusys described under Proposal 5.

Indemnification Agreements

Our Third Amended and Restated Certificate of Incorporation, as amended, contains provisions limiting the liability of directors and our Third Amended and Restated Certificate of Incorporation and our amended and restated bylaws provide that we will indemnify each of our directors to the fullest extent permitted under Delaware law. In addition, we have entered and expect to continue to enter into agreements to indemnify our directors.

Independence of the Board of Directors

The Board of Directors undertook a review of the independence of the members of the Board of Directors and considered whether any director has a material relationship with our company that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning their background, employment and affiliations, including family relationships, the Board of Directors has determined that all of our current directors, except Mr. Wolf, due to his position as President and Chief Executive Officer of our company, are “independent” as that term is defined under the rules of the NYSE American. As a result, Dr. Monahan, Dr. Prendergast and Mr. Smith are deemed to be “independent” as that term is defined under the rules of the NYSE American.

OTHER MATTERS

As of the date of this proxy statement, the Company’s Board of Directors knows of no other matters to be presented for stockholder action at the 2022 Annual Meeting. However, if any other matter is properly brought before the 2022 Annual Meeting for action by the stockholders, proxies in the enclosed form returned to NightHawk will be voted in accordance with the discretion of the proxyholder.

ANNUAL REPORT/FORM 10-K

NightHawk’s 2021 Annual Report on Form 10-K for the year ended December 31, 2021 to its stockholders is being mailed to certain stockholders concurrently with this proxy statement. Copies of the Company’s Annual Report on Form 10-K as filed with the SEC and any amendments thereto may be obtained without charge by writing to NightHawk Biosciences, Inc., 627 Davis Drive, Suite 400, Morrisville, North Carolina 27560, Attention: Corporate Secretary. A complimentary copy may also be obtained at the internet website maintained by the SEC at www.sec.gov, and by visiting our internet website at www.nighthawkbio.com.

44

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS
(“HOUSEHOLDING” INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more NightHawk stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this proxy statement. In that event, a single proxy statement, as the case may be, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: NightHawk Biosciences, Inc., Attention: Corporate Secretary, 627 Davis Drive, Suite 400, Morrisville, North Carolina 27560 or by calling us at (919) 240-7133. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

STOCKHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING

Stockholders who intend to present proposals at the 2023 Annual Meeting of Stockholders under SEC Rule 14a-8 must ensure that such proposals are received by the Corporate Secretary of the Company not later than March 30, 2023. Such proposals must meet the requirements of the SEC to be eligible for inclusion in the Company’s 2023 proxy materials.

The Company’s Bylaws provide that the nomination of persons for election to the Board and the proposal of business to be considered by stockholders may be made at the annual meeting as set out in the Company’s notice of such meeting, by or at the direction of the Board or by any stockholder of record of the Company who is entitled to vote at the meeting on such nomination or other proposal, and who complies with the requirements and notice procedures set forth in our Bylaws. Any holder of common stock proposing to nominate an individual for election to the Board or proposing business to be considered by the Company’s stockholders at an annual meeting must give written notice and certain information to the Corporate Secretary of the Company generally not less than 90 days nor more than 120 days before the first anniversary of the preceding year’s annual meeting (however, if we hold the 2023 Annual Meeting of Stockholders on a date that is not within 30 days before or 70 days after such anniversary date, we must receive the notice no earlier than 120 days prior to such annual meeting and no later than 90 days prior to such annual meeting or 10 days after the day on which public announcement of the date of such meeting is first made by us we announce it publicly). As a result, stockholders who intend to present proposals at the 2023 Annual Meeting of Stockholders under these provisions must give written notice to the Corporate Secretary, and otherwise comply with the Bylaw requirements, no earlier than the close of business on May 18, 2023, and no later than the close of business on June 17, 2023.

All proposals should be addressed to the Corporate Secretary, NightHawk Biosciences, Inc., 627 Davis Drive, Suite 400, Morrisville, North Carolina 27560.

By order of the Board of Directors,

Jeffrey Wolf
Chairman, Chief Executive Officer and President

Morrisville, North Carolina

July 28, 2022

45

APPENDIX A

AMENDMENT NO. 4 TO THE

HEAT BIOLOGICS, INC.

2018 STOCK INCENTIVE PLAN

Dated: September 15, 2022

WHEREAS, the Board of Directors (the “Board”) of NightHawk Biosciences, Inc. (the “Company”) heretofore established the Heat Biologics, Inc. 2018 Stock Incentive Plan (the “Plan”); and

WHEREAS, the Board desires to amend the Plan to increase the maximum number of shares of common stock of the Company available for grants of Awards thereunder (as of the date of this amendment, previously adopted the Plan) by an additional 5,000,000 shares of common stock to 8,857,141 shares of common stock; and

WHEREAS, the Board desires to further amend the Plan to reflect the change in the name of Heat Biologics, Inc. to NightHawk Biosciences, Inc.; and

WHEREAS, pursuant to Section 15 of the Plan, the Board has the right to amend the Plan with respect to certain matters, provided that any material increase in the number of Shares available under the Plan shall be subject to stockholder approval; and

WHEREAS, the Board has approved and authorized this Amendment No. 4 to the Plan and has recommended that the stockholders of the Company approve this Amendment No. 4;

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended, subject to and effective as of the date of stockholder approval hereof, in the following particulars:

1.	The name of the Plan is hereby amended to be the “NightHawk Biosciences, Inc. 2018 Stock Incentive Plan”.

2.	Subject to approval of the Company’s stockholders, Section 4(a) of the Plan is hereby amended by increasing the share references in such section by an additional 5,000,000 shares of common stock to 8,857,141 shares of common stock, so that Section 4(a) reads in its entirety as follows:

“(a)   Shares Available for Awards. The maximum aggregate number of shares of Company Stock reserved for issuance under the Plan (all of which may be granted as Incentive Stock Options) shall be Eight Million Eight Hundred Fifty Seven Thousand One Hundred Forty One (8,857,141) shares. Shares reserved under the Plan may be authorized but unissued Company Stock or authorized and issued Company Stock held in the Company’s treasury. The Compensation Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.”

3.	Except as specifically set forth herein, the terms of the Plan shall be and remain unchanged, and the Plan as amended shall remain in full force and effect.

[Signature Page Follows]

A-1

IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 4 as evidence of its adoption by the Board on the date set forth above.

NIGHTHAWK BIOSCIENCES, INC.

By:
Name:	Jeffrey Wolf
Title:	Chairman, President and Chief Executive Officer
Dated:

A-2

APPENDIX B

AMENDMENT TO THE

HEAT BIOLOGICS, INC.

2021 SUBSIDIARIES STOCK INCENTIVE PLAN

Dated: September 15, 2022

WHEREAS, the Board of Directors (the “Board”) of NightHawk Biologics, Inc. (the “Company”) heretofore established the Heat Biologics, Inc. 2021 Subsidiaries Stock Incentive Plan (the “Plan”); and

WHEREAS, the Board desires to amend the Plan to increase the maximum number of shares of common stock of each participating subsidiary of the Company available for grants of Awards thereunder (including with respect to each participating subsidiary that, as of the date of this amendment, previously adopted the Plan) from 10% of the participating subsidiary’s outstanding shares of common stock as of the effective date of such participating subsidiary’s adoption of the Plan to 15% of the participating subsidiary’s outstanding shares of common stock as of the later of the effective date of such participating subsidiary’s adoption of the Plan or the date on which shareholders of the Company approve this amendment; and

WHEREAS, the Board desires to further amend the Plan to reflect the change in the name of Heat Biologics, Inc. to NightHawk Biosciences, Inc.;

WHEREAS, Section 15 of the Plan authorizes the Board to amend the Plan, subject to stockholder approval to the extent that such approval is desired or required by applicable law;

NOW, THEREFORE, effective the date hereof, the Plan is hereby amended as follows:

1. The name of the Plan is hereby amended to be the “NightHawk Biosciences, Inc. 2021 Subsidiaries Stock Incentive Plan”.

2. Subject to approval of the Company’s stockholders, Section 4(a) of the Plan is hereby amended in its entirety, to read as follows:

“(a) Shares Available for Awards. Fifteen percent (15%) of the total outstanding shares of common stock of each Participating Subsidiary as of the later of the effective date of such Participating Subsidiary’s adoption of the Plan or September 15, 2022 shall be reserved for issuance under the Plan (all of which may be granted as Incentive Stock Options). Shares of Participating Subsidiary Stock issued under the Plan may be authorized but unissued shares of Participating Subsidiary Stock and/or authorized and issued Participating Subsidiary Stock held in the Participating Subsidiary’s treasury. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.”

[Signature Page Follows]

B-1

IN WITNESS WHEREOF, the undersigned has executed this Amendment as evidence of its adoption by the Board on the date set forth above.

NIGHTHAWK BIOSCIENCES, INC.

By:
Name:	Jeffrey Wolf
Title:	Chairman, President and Chief Executive Officer
Date:

B-2

NIGHTHAWK BIOSCIENCES, INC. 627 DAVIS DRIVE, SUITE 400 MORRISVILLE, NORTH CAROLINA 27560

SUBMIT PROXY BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on September 14, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

SUBMIT BY TELEPHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on September 14, 2022. Have your proxy card in hand when you call and then follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

SUBMIT PROXY BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ¨	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

			For	Withhold	For All	To withhold authority to vote for any individual
			All	All	Except	nominee(s), mark “For All Except” and write the
The Board of Directors recommends you vote FOR the following:						number(s) of the nominee(s) on the line below.

1.	Election of Directors		☐	☐	☐

Nominees:

	01 Jeffrey Wolf	02 John Monahan, Ph.D.		03 Edward B. Smith, III		04 John K.A. Prendergast, Ph.D.

The Board of Directors recommends you vote FOR the proposals 2, 3, 4, 5 and 6.

2.	To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for our fiscal year ending on December 31, 2022.					For	Against	Abstain
						☐	☐	☐

3.	To approve an amendment to the Company’s 2018 Stock Incentive Plan					For	Against	Abstain
						☐	☐	☐

4.	To approve an amendment to the Company’s 2021 Subsidiaries Stock Incentive Plan					For	Against	Abstain
						☐	☐	☐

5.	To approve the addition of Elusys Therapeutics, Inc. as a participating subsidiary in the SSIP					For	Against	Abstain
						☐	☐	☐

6.	To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement					For	Against	Abstain
						☐	☐	☐

NOTE: To transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date		Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, and Form 10-K are available at www.proxyvote.com
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

NIGHTHAWK BIOSCIENCES, INC. 2022 Annual Meeting of Stockholders September 15, 2022 10:00 A.M. Eastern Time This proxy is solicited by the Board of Directors

The undersigned stockholder hereby appoints Jeffrey Wolf and William Ostrander, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of NIGHTHAWK BIOSCIENCES, INC. that the undersigned is entitled to vote at the 2022 Annual Meeting of Stockholders to be held at 10:00 A.M., Eastern Time, on September 15, 2022, at the offices of the Company, 627 Davis Drive, Suite 400, Morrisville, North Carolina 27560, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side